UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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Sphere 3D Corp.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901

July 13, 2026

To the Shareholders of Sphere 3D Corp.:
You are cordially invited to attend the special meeting of shareholders of Sphere 3D Corp. to be held by virtual electronic means only, on Monday, August 24, 2026 at 1:00 p.m. Eastern Time. Details regarding the business to be conducted at the meeting are described in the Notice of the Meeting and Proxy Statement.
Shareholders will receive a notice describing how to access the proxy materials over the Internet and how to request a paper copy of the proxy materials.
The Notice of Special Meeting and Proxy Statement include the agenda for the meeting, explain the matters that we will discuss at the meeting and provide general information.
Your vote is very important. If you are a registered shareholder (that is, if your shares are registered in your own name), then you may vote electronically via the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program that allows you to vote by telephone or via the Internet. If so, the voting instruction form that your nominee sends you will provide voting instructions.
Thank you for your ongoing support of Sphere 3D Corp.

Sincerely,

Joel Block
Chief Executive Officer

SPHERE 3D CORP.
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MONDAY, AUGUST 24, 2026
The special meeting of shareholders of Sphere 3D Corp. will be held by virtual electronic means only, on Monday, August 24, 2026 at 1:00 p.m. Eastern Time (the “Meeting”).
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/1955; (ii) entering the password: sphere3d2026 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Material or proxy card that you receive.
The purpose of the Meeting is to consider and vote upon the following matters:
1.to approve the adoption of a special resolution (the “Continuance Resolution”) authorizing the Company to make an application for the continuance (the “Continuance”) of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company, as described in this Proxy Statement (the “Continuance Proposal”);
2.to approve a potential name change of the Company (the “Name Change Proposal”); and
3.to approve adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting (the “Adjournment Proposal”).
The Continuance Proposal and the Name Change Proposal require the approval by at least two-thirds (66⅔%) of the votes cast by shareholders represented in person or by proxy at the Meeting. The Adjournment Proposal requires the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting.
Particulars of the foregoing matters are set forth in the proxy statement (the “Proxy Statement”) under the section identified as such. The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about July 13, 2026, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
The Board has fixed the close of business on July 8, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.
Please review the Proxy Statement carefully and in full prior to voting in relation to the matters set out above as the Proxy Statement has been prepared to help you make an informed decision on such matters.

To be used at the Meeting, your proxy must be received by TSX Trust Company by 1:00 p.m. Eastern Time on August 21, 2026. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for the deposit of proxies may be waived or extended by the Chair of the Meeting at his discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy or voting instruction form because such shareholder owns shares registered in different names or addresses, each proxy or voting instruction form should be completed and returned.
Whether or not you plan to participate, to ensure that your shares are represented and voted at the meeting, either vote your shares: (i) electronically over the Internet or (ii) by completing and returning your proxy card mailed to you together with this Proxy Statement (if requested and received by mail). Voting instructions can be found on your proxy card, vote authorization form or the Notice of Internet Availability of Proxy Materials. Please vote as promptly as possible in order to ensure your representation at the Meeting. Submitting your instructions by any of these methods will not affect your right to attend the Meeting.
DATED as of the 13th day of July 2026

BY ORDER OF THE BOARD

Timothy Hanley
Chair of the Board of Directors

Sphere 3D Corp.
243 Tresser Boulevard, 17th Floor
Stamford, CT 06901
PROXY STATEMENT
July 13, 2026
General Information
The board of directors (the “Board”) of Sphere 3D Corp. (the “Company,” “we,” or “our”) is providing these proxy materials to you in connection with the solicitation by and on behalf of the management of the Company of proxies for use at its special meeting of shareholders (the “Meeting”). The Meeting will be held by virtual electronic means only, on Monday, August 24, 2026 at 1:00 p.m. Eastern Time or at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the Notice of Special Meeting of Shareholders (the “Notice of Meeting”). This proxy statement (the “Proxy Statement”) summarizes the information that you will need to know to vote in an informed manner.
The Meeting will be a virtual meeting via a live webcast on the Internet. You will be able to attend the Meeting, vote and submit questions during the Meeting by (i) visiting https://virtual-meetings.tsxtrust.com/1955; (ii) entering the password: sphere3d2026 (case sensitive); and (iii) entering the control number included in the Notice of Internet Availability of Proxy Materials or proxy card that you receive. Detailed instructions for attending and voting at the Meeting can be found below under “Voting at the Meeting.” For purposes of attendance at the Meeting, all references in this Proxy Statement to “in person” shall mean virtually present at the Meeting.
Internet Availability of Proxy Materials
The proxy materials are available over the Internet. Shareholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about July 13, 2026, to comply with the 40-calendar day requirement pursuant to Rule 14a-16(a) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Notice contains instructions on how to access the proxy materials, including the Proxy Statement, in connection with the Meeting and how to submit your proxy or vote authorization form. The Notice also provides information on how to request paper copies of the proxy materials. If you have previously requested a paper copy of the proxy materials, you will receive a paper copy of the proxy materials by mail. If you have previously elected to receive the proxy materials electronically, you will continue to receive these materials electronically unless you elect otherwise. If you receive more than one Notice, it means that your shares are registered in more than one name or are registered in different accounts. In order to vote the shares you own, you must vote pursuant to the instructions on each Notice.
At the Meeting, the shareholders will be asked to consider and vote on the proposals below:
1.to approve the adoption of a special resolution (the “Continuance Resolution”) authorizing the Company to make an application for the continuance (the “Continuance”) of the Company from the laws of the Province of Ontario to the laws of the Province of British Columbia and approving the notice of articles and articles of the continued company, as described in this Proxy Statement (the “Continuance Proposal”);
2.to approve a potential name change of the Company (the “Name Change Proposal”); and
3.to approve adjournments or postponements of the Meeting or to transact such other business as may be properly brought before the Meeting (the “Adjournment Proposal”).
The Board recommends you vote “FOR” proposals 1 through 3.
Solicitation of Proxies
Solicitations may be made by mail and supplemented by telephone, Internet, or other personal contact by the officers, employees or agents of the Company without special compensation. Pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation materials to the beneficial owners of the common shares of the Company. The cost of any such solicitation will be borne by the Company.

Voting Rights, Outstanding Shares, Record Date
Each common share that you own entitles you to one vote on all the matters to be voted upon at the Meeting. If you submit a properly executed form of proxy (or voting instruction form) without indicating how you wish to vote, your proxy will be counted as a vote in favor of each of the proposals. Only shareholders that owned common shares at the close of business on July 8, 2026, (the “Record Date”), are entitled to vote at the Meeting. On the Record Date, [●] common shares were issued and outstanding.
Quorum and Required Vote
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of outstanding common shares having voting rights at the Meeting. Failure of a quorum will necessitate an adjournment or postponement of the Meeting and will subject the Company to additional expense. Once a common share is represented at the Meeting, whether in person or by proxy, it will be counted for the purpose of determining a quorum at the Meeting and any adjournment of the Meeting. However, if a new record date is set for the adjourned Meeting, then a new quorum will have to be established.
The Continuance Proposal and the Name Change Proposal require the approval by at least two-thirds (66⅔%) of the votes cast by shareholders represented in person or by proxy at the Meeting. The Adjournment Proposal requires the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
Appointment of Proxies
The persons named in the form of proxy are directors and/or officers of the Company. A shareholder has the right to appoint a person (who need not be a shareholder of the Company) to attend and represent such shareholder at the Meeting other than those persons named in the form of proxy. Such right may be exercised by striking out the printed names and inserting such other person’s name in the blank space provided in the form of proxy or by completing another proper form of proxy.
If you are a shareholder of record, you may vote in one of three ways:
•by following the Internet voting instructions included in the Notice and the proxy card; or
•by marking, dating and signing your printed proxy card in accordance with the instructions on it and returning it by facsimile at 1-416-595-9593 or by mail in the pre-addressed reply envelope provided with the proxy materials; or
•by voting by ballot at the Meeting.
If you are a shareholder of record, then you may go to www.voteproxyonline.com to vote your shares via the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. To vote your shares personally, a shareholder of record must submit the form of proxy, appointing themselves as proxyholder by the proxy deadline. However, even if a registered shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
To be used at the Meeting, your vote must be received by TSX Trust Company by 1:00 p.m. Eastern Time on August 21, 2026. Notwithstanding the foregoing, the Chair of the Meeting has the discretion to accept proxies received after such deadline. The time limit for deposit of proxies may be waived or extended by the Chair of the Meeting at his or her discretion, without notice. Proxies may also be deposited with the Chair of the Meeting prior to the commencement of the Meeting. If a registered shareholder receives more than one proxy form because such shareholder owns shares registered in different names or addresses, each proxy form should be completed and returned.

Revocability of Proxies
As a shareholder, once you have submitted your proxy by mail or via the Internet, you may revoke it as to any matter upon which a vote has not already been cast pursuant to the authority conferred by the proxy. You may revoke your proxy in any one of three ways:
•you may grant another proxy marked with a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method); or
•you may notify the Company’s Secretary in writing that you wish to revoke your proxy before it is voted at the Meeting of any adjournment or postponement thereof; or
•you may vote at the Meeting or any adjournment or postponement thereof.
Voting of Proxies
A representative from the Company's transfer agent, TSX Trust Company, will tabulate the votes. All common shares represented at the Meeting or any adjournment or postponement of the Meeting by properly executed proxies will be voted and where a choice, including the choice to withhold from voting, with respect to any matter to be acted upon has been specified in the form of proxy, the common shares represented by the proxy will be voted in accordance with such specifications on any ballot that may be called for. If no instruction is given, then the proxy will be voted “FOR” the Continuance Proposal, the Name Change Proposal, and the Adjournment Proposal.
The form of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the Notice of Meeting and any other matters that may properly come before the Meeting. At the date of this Proxy Statement, the Company is not aware of any amendments thereto, or variations thereof, or other matters that may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Company.
Advice to Non-Registered Shareholders on Voting Their Shares
The information set forth in this section is of significant importance to shareholders of the Company, as a substantial number of shareholders do not hold their common shares in their own name. Shareholders who do not hold their common shares in their own name (referred to in this Proxy Statement as “Non-Registered Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Company as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, bank, trust company or other intermediary (an “Intermediary”) then, in almost all cases, those common shares will not be registered in such shareholder’s name on the records of the Company. Such common shares will generally be registered under the name of the nominee of a clearing agency in which such Intermediary participates or, more rarely, in the name of the Intermediary. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the nominee of CDS Clearing and Depository Services Inc.) and in the United States registered under the name of CEDE & Co. (the nominee of The Depository Trust Company). Common shares of Non-Registered Shareholders can only be voted (for or against resolutions) or withheld from voting upon the instructions of the Non-Registered Shareholder. If you hold your shares through a New York Stock Exchange member brokerage firm, such member brokerage firm has the discretion to vote shares held on your behalf with respect to the proposal to the Name Change Proposal and the Adjournment Proposal, but not the Continuance Proposal, as more fully described under “Broker Non-Votes.” Therefore, Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and the instruction in the materials provided to them and ensure that all relevant instructions related to the Meeting and the voting of their common shares are communicated to the appropriate person.
Applicable securities legislation requires Intermediaries to seek voting instructions from Non-Registered Shareholders in advance of shareholders’ meetings. Every Intermediary has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Non-Registered Shareholders in order to ensure that their common shares are voted at the Meeting.

Non-Registered Shareholders fall into two categories: those who object to their identity being made known to the issuers of securities which they own (“OBOs”) and those who do not object to their identity being made known to the issuers of the securities they own (“NOBOs”). Subject to the provisions of NI 54-101, the Company may request and obtain a list of its NOBOs from Intermediaries. Pursuant to NI 54-101, the Company may obtain and use the NOBO list in connection with any matter relating to the affairs of the Company, including the distribution of the proxy-related materials directly to NOBOs. The Company is not sending the proxy-related materials directly to the NOBOs. The Company will use and pay Intermediaries and agents to send the proxy-related materials to the NOBOs and the OBOs.
Although a Non-Registered Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares not registered in its name, a Non-Registered Shareholder may attend at the Meeting as proxyholder for the registered holder of its common shares and vote such common shares in that capacity. Non-Registered Shareholders who wish to attend the Meeting and vote their common shares as proxyholder for the registered holder of their common shares should carefully follow the instructions of their Intermediaries and the instructions indicated in the materials provided to them. However, even if a Non-Registered Shareholder plans to attend the Meeting, it is recommended to vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.
Proxy-related materials in connection with the Meeting are being sent and made available to both registered and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the issuer or its agent has sent proxy-related materials directly to you, your name, address, and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from your Intermediary. By choosing to send these materials to you directly, the issuer (and not the Intermediary) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
Broker Non-Votes
A broker “non-vote” occurs when an Intermediary for a Non-Registered Shareholder does not vote on a particular proposal because the Intermediary does not have discretionary voting power for that particular item and has not received instructions from the Non-Registered Shareholder. An Intermediary holding the common shares in “street name” for a Non-Registered Shareholder has discretion (but is not required) to vote the Non-Registered Shareholder’s common shares with respect to “routine” matters if the Non-Registered Shareholder does not provide voting instructions. The Intermediary, however, is not permitted to vote the Non-Registered Shareholder’s common shares with respect to “non-routine” matters without voting instructions.
The Company expects that the Name Change Proposal and the Adjournment Proposal, will each be treated as a routine matter, which means that Intermediaries will have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on this matter. Accordingly, if Non-Registered Shareholders do not instruct their Intermediary on how to vote their shares, the Intermediary may either (a) vote the shares on the Name Change Proposal and the Adjournment Proposal, or (b) leave the shares unvoted on the Name Change Proposal and the Adjournment Proposal. If the Name Change Proposal and the Adjournment Proposal are treated as routine matters as expected, broker non-votes should not occur with respect to these matters in connection with the Meeting. However, the Company expects that the Continuance Proposal will be treated as a non-routine matter, which means that Intermediaries will not have discretionary authority to vote Non-Registered Shareholders’ common shares held in street name on the Continuance Proposal. In such case, a broker non-vote will occur, and a Non-Registered Shareholder’s shares will not be voted on this matter.

Voting at the Meeting
Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/1955 on your browser at least 15 minutes before the Meeting starts.
•Click on “I have a control number”.
•Enter your control number on your Notice or proxy form.
•Enter the password: sphere3d2026 (case sensitive).
•When the ballot is opened, click on the “Voting” icon. To vote, simply select your voting direction from the options shown on the screen and click “Submit”. A confirmation message will appear to show your vote has been received.
Non-Registered Shareholders entitled to vote at the Meeting may attend and vote at the Meeting virtually by following the steps listed below:
•Appoint yourself as proxyholder following instructions from your Intermediary.
•Obtain a control number by contacting TSX Trust Company by emailing tsxtrustproxyvoting@tmx.com the “Request for Control Number” form, which can be found here https://tsxtrust.com/resource/en/75.
•Follow the voting instructions above for Registered Shareholders.
Guests can also attend and listen to the Meeting by following the steps listed below:
•Type in https://virtual-meetings.tsxtrust.com/1955 on your browser at least 15 minutes before the Meeting starts.
•Click on “I am a Guest”.
•Guests do not need a control number or password.
If you have any questions or require further information with regard to voting your shares, please contact TSX Trust Company toll-free in North America at 1-866-600-5869 or by email at tsxtis@tmx.com. If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences, if you wish to do so. It is your responsibility to ensure connectivity for the duration of the Meeting. You should not use Internet Explorer as a browser due to technical incompatibilities and should allow ample time to check into the Meeting online and complete the related procedure.
Adjournments or Postponements
Although it is not currently expected, the Meeting may be adjourned or postponed for the purpose of soliciting additional proxies if the Adjournment Proposal is approved. Any adjournment or postponement may be made without notice, other than by an announcement made at the Meeting of the time, date and place of the adjourned or postponed Meeting.
Voting Shares and Principal Holders Thereof
The Company is authorized to issue an unlimited number of common shares, of which, as of the Record Date, [●] common shares were issued and outstanding and entitled to vote at the Meeting on the basis of one vote for each common share held. The holders of common shares of record at the close of business on the Record Date are entitled to vote such common shares at the Meeting on the basis of one vote for each common share held.
To the knowledge of the directors and officers of the Company, as of the Record Date, no persons beneficially own, or exercise control or direction over, directly or indirectly, more than 10% of the Company’s issued and outstanding common shares.

Separate Copy of Annual Report or Proxy Materials
If you share an address with another shareholder, each shareholder may not automatically receive a separate copy of the Notice or the proxy materials. Shareholders who do not receive a separate copy of the documents and who want to receive a separate copy may request to receive a separate copy of the documents by writing to the Company's Chief Financial Officer at Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901, or by calling 1-647-952-5049. The Company undertakes to promptly deliver a copy of the proxy materials, upon the receipt of such request. Shareholders who share an address and receive multiple copies of the proxy materials may also request to receive a single copy by following the instructions above.
Particulars of Matters to be Acted Upon
To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to:
(i) the Continuance Proposal;
(ii) the Name Change Proposal; and
(iii) the Adjournment Proposal.
To be effective, the Continuance Proposal and the Name Change Proposal require the approval by at least two-thirds (66⅔%) of the votes cast by shareholders represented in person or by proxy at the Meeting. To be effective, the Adjournment Proposal requires the approval of a majority of the votes cast by shareholders represented in person or by proxy at the Meeting.
The Company’s by-laws provide that a quorum at the Meeting shall consist of at least two persons present and holding or representing by proxy not less than 33⅓% of the total number of issued shares having voting rights at the Meeting.
Shareholder Proposals for the Next Annual Meeting
To be considered for inclusion in the proxy materials for the next annual meeting of shareholders, your proposal must be submitted in writing by no later than December 3, 2026 at 5:00 p.m. Eastern Time to the attention of the Corporate Secretary of the Company at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901. On June 27, 2017, the shareholders of the Company adopted the advance notice by-law No. 2 (“By-Law No. 2”), which establishes the conditions and framework for nominating directors to the Board. By-Law No. 2 sets forth the deadline by which shareholders must submit director nominations to the Company and the information to be provided and other procedures to be followed in respect of such nomination. You are therefore advised to review the Company’s by-laws, which qualify the information set out in this paragraph in its entirety, and are available on EDGAR at www.sec.gov and SEDAR+ at www.sedarplus.ca.
In addition to satisfying the provisions in Bylaw No. 2 relating to nominations of director candidates, including the deadline for written notices, to comply with the Securities and Exchange Commission’s (“SEC”) universal proxy rule, Sphere Shareholders who intend to solicit proxies in support of director nominees other than our nominees at the next annual meeting of shareholders in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than March 14, 2027.
Failure to comply with the advance notice requirements will permit management to use its discretionary voting authority if and when the proposal is raised at the 2027 Annual Meeting without having had a discussion of the proposal in the proxy statement.

PROPOSAL NO. 1 - CONTINUANCE RESOLUTION
Background and Reason for the Proposal
The Company is currently a corporation governed by the laws of the Province of Ontario and is subject to the provisions of the Business Corporations Act (Ontario) (“OBCA”). At the Meeting, shareholders will be asked to consider and, if thought appropriate, to approve the Continuance Proposal, authorizing the Board, in its sole discretion, to apply for the discontinuance of the Company from the provincial jurisdiction of Ontario under the OBCA and to continue the Company (the “Continuance”) into the provincial jurisdiction of British Columbia under the Business Corporations Act (British Columbia) (“BCBCA”).
For corporate, administrative, and strategic reasons, the Board is of the view that it would be appropriate to complete the Continuance. The Board believes that the BCBCA provides the Company with increased flexibility in managing its corporate affairs and capital structure, including greater flexibility with respect to certain share structure alterations and corporate actions. The Board also believes that the Continuance will facilitate implementation of the proposed Name Change (defined below) because the desired corporate name is not currently available in Ontario but is available in British Columbia.
In connection with the Continuance, shareholders are also being asked to authorize and approve the adoption of a new Notice of Articles and Articles under the BCBCA (the “New Articles”), which will replace the Company's existing articles and by-laws under the OBCA upon completion of the Continuance. The New Articles are intended to preserve the Company's existing governance framework, subject to changes required to reflect the BCBCA and certain other amendments described in this Proxy Statement, and will be substantially in the form attached as Appendix A.
In connection with the Continuance and the adoption of the New Articles, the Company also proposes to simplify its authorized share structure by eliminating the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares. None of these series of preferred shares are currently issued or outstanding, and the Company does not currently anticipate issuing any such series in the future. The outstanding Series H Preferred Shares and Series I Preferred Shares will remain authorized following the Continuance and the rights attaching thereto will continue substantially unchanged.
This summary of the New Articles is qualified in its entirety by the full text of the New Articles, the form of which is attached as Appendix A to this proxy statement.
Notwithstanding the foregoing, as indicated in the text of the Continuance resolution, the Board may, in its sole discretion, determine that the Company not proceed with the proposed Continuance.
The Continuance will affect certain of the rights of shareholders of the Company as they currently exist under the OBCA. Shareholders should consult their legal advisors regarding implications of the Continuance, which may be of particular importance to them.
The BCBCA permits companies incorporated outside of British Columbia to be continued into British Columbia. On completion of the Continuance, the OBCA will cease to apply to the Company and the Company will thereupon become subject to the BCBCA, as if it had been originally incorporated under the BCBCA. The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change to its business. Other than the elimination from the Company's authorized share structure of the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares, none of which are currently issued or outstanding, the Continuance will not result in any material change to the Company's authorized share capital.
The BCBCA provides that when a foreign corporation continues under the BCBCA as a company:
•the property, rights and interests of the foreign corporation continue to be the property, rights and interests of the company;
•the company continues to be liable for the obligations of the foreign corporation;
•an existing cause of action, claim or liability to prosecution is unaffected;
•a legal proceeding being prosecuted or pending by or against the foreign corporation may be prosecuted or its prosecution may be continued, as the case may be, by or against the company; and

•a conviction against, or a ruling, order or judgment in favor of or against the foreign corporation may be enforced by or against the company.
Continuance Process
In order to effect the Continuance:
•the Continuance Proposal must be approved by special resolution of at least 66⅔% of the votes cast at the Meeting in person or by proxy in favor of the Continuance;
•once the Continuance Proposal is approved, the Company must file with the Director under the OBCA an application to continue under the BCBCA (the “Application for Authorization to Continue out of the OBCA”). The Director may endorse the Application for Authorization to Continue out of the OBCA if he or she is satisfied that the application is not prohibited by section 181(9) of the OBCA, which requires that a corporation shall not apply to be continued as a body corporate under the laws of another jurisdiction unless those laws provide in effect that:
◦the property of the corporation continues to be the property of the body corporate;
◦the body corporate continues to be liable for the obligations of the corporation;
◦an existing cause of action, claim or liability to prosecution is unaffected;
◦a civil, criminal or administrative action or proceeding pending by or against the corporation may be continued to be prosecuted by or against the body corporate; and
◦a conviction against the corporation may be enforced against the body corporate or a ruling, order or judgment in favor of or against the corporation may be enforced by or against the body corporate;
•the Application for Authorization to Continue out of the OBCA must be accompanied by written consent from the Ontario Securities Commission as the Company is an offering corporation and is applying to continue in another Canadian jurisdiction;
•upon filing the Application for Authorization to Continue out of the OBCA, a request for written consent of the Ministry of Finance (“MOF”) to continue under the BCBCA will be forwarded automatically to the MOF;
•once the written consent of the MOF has been received and the Application for Authorization to Continue out of the OBCA has been processed by the Director under the OBCA, said Director will then issue a certificate of authorization to continue (“Authorization to Continue in another Jurisdiction”). The Company must then file the Authorization to Continue in another Jurisdiction, along with prescribed documents under the BCBCA, with the British Columbia Registrar of Companies to obtain a Certificate of Continuation;
•on the date and time, if any, shown on the Certificate of Continuation issued by the British Columbia Registrar of Companies, the Company will become a company registered under the laws of the Province of British Columbia as if it had been incorporated under the laws of the Province of British Columbia; and
•the Company must then file a copy of the Certificate of Continuation with the Director under the OBCA and receive a Certificate of Discontinuance under the OBCA.
Effect of Continuance
Upon completion of the Continuance, the OBCA will cease to apply to the Company and the Company will thereupon become subject to the BCBCA, as if it had been originally incorporated as a British Columbia company. Each previously outstanding common share will continue to be a common share of the Company, and each previously outstanding preferred share will continue to be a preferred share of the Company, as a company governed by the BCBCA.
The Continuance will not create a new legal entity, affect the continuity of the Company or result in a change in its business. The Company will remain subject to the requirements of all applicable securities legislation.
As of the effective date of the Continuance, the Company’s current constating documents will be replaced with a Notice of Articles and the New Articles under the BCBCA that are proposed to be adopted in connection with the Continuance in substantially the form attached hereto as Appendix A.

If approved and implemented, the Continuance is expected to be completed as soon as reasonably practical following the Meeting. Notwithstanding the foregoing, even if the Continuance is approved by the shareholders at the Meeting, the Board may elect not to proceed with the Continuance in its sole discretion.
Governance Differences
In general terms, the BCBCA provides to the Shareholders substantively the same rights as are available to the Shareholders under the OBCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions, and is consistent with corporate legislation in most other Canadian jurisdictions; there are, however, some important differences between the two. A non-exhaustive summary comparison of certain provisions of the BCBCA and the OBCA which pertain to the rights of Shareholders is attached as Appendix B to this Proxy Statement.
Rights of Dissent in Respect of the Continuance
Under the provisions of section 185 of the OBCA, a registered shareholder is entitled to send a written objection to the Continuance Proposal. In addition to any other right a shareholder may have, when the action authorized by the Continuance Proposal becomes effective, a registered shareholder who complies with the dissent procedure under section 185 of the OBCA is entitled to be paid the fair value of his or her shares in respect of which he or she dissents, determined as at the close of business on the day before the Continuance Proposal is adopted.
Persons who are beneficial owners of shares registered in the name of a broker, custodian, nominee, other intermediary or in some other name who wish to dissent, should be aware that only the registered owner of such securities is entitled to dissent.
A shareholder is not entitled to dissent if such shareholder votes any of the shares beneficially held by him, her or it in favor of the Continuance Proposal. The execution or exercise of a proxy does not constitute a written objection for the purposes of section 185 of the OBCA.
A registered shareholder who wishes to exercise the dissent right in respect of the Continuance Proposal pursuant to section 185 of the OBCA must provide a written objection to the Continuance Proposal (a “Dissent Notice”) to the Company at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901 at or before the Meeting.
The filing of a Dissent Notice does not deprive a registered shareholder of the right to vote at the Meeting; however, a registered shareholder who has submitted a Dissent Notice and who votes in favor of the Continuance Proposal will no longer be considered a dissenting shareholder with respect to the shares voted in favor of the Continuance Proposal. A vote against the Continuance Proposal or an abstention will not constitute a Dissent Notice, but a registered shareholder need not vote its shares against the Continuance Proposal in order to dissent.
Failure to adhere strictly to the requirements of section 185 of the OBCA and the time frames specified therein may result in the loss or unavailability of rights under that section.
The above is only a summary of the dissenting shareholder provisions of the OBCA, which are technical and complex. The full text of the dissent procedures provided by section 185 of the OBCA is set out at Appendix C attached hereto. Common Shareholders who may wish to dissent should read Appendix C carefully and in its entirety. It is suggested that a shareholder wishing to exercise a right to dissent should seek legal advice, as failure to comply strictly with the provisions of the OBCA may result in the loss or unavailability of the right to dissent.
Resolution to Approve the Continuance

Shareholders are being asked to approve the following resolution related to the Continuance:
“BE IT RESOLVED THAT, as a special resolution:
1.The Continuance the Company out of Ontario and into British Columbia under the BCBCA is hereby authorized and approved.
2.The directors of the Company are hereby authorized to submit an Application for Authorization to Continue out of OBCA to the Ontario Ministry of Public and Business Service Delivery together with the consents of the Ontario Securities Commission and of the Corporations Tax Branch of the Ontario Ministry of Finance in accordance with section 181 of the OBCA and file the Continuation Application continuing the Company as if it had been incorporated under the laws of British Columbia.
3.Pursuant to section 181 of the OBCA, the directors of the Company are hereby authorized, directed and empowered to make application pursuant to section 302 of the BCBCA to the Registrar of Companies (British Columbia) for a certificate of continuation continuing the Company as if it had been incorporated thereunder.
4.Subject to the successful Continuance of the Company, and without affecting the validity of the Company and existence of the Company by or under its Articles and Bylaws and any amendments thereto, the Company’s charter is hereby amended by deleting all of its provisions and substituting for them the provisions set out in the Notice of Articles and Articles substantially in the form attached to the proxy statement of the Company dated July 13, 2026 (the “Proxy Statement”), including the amendment of the Company's authorized share structure to eliminate the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares, while preserving the authorized Common Shares, Preferred Shares, Series H Preferred Shares and Series I Preferred Shares.
5.Notwithstanding that this resolution has been duly passed by the shareholders of the Company, the directors of the Company are hereby authorized and empowered to revoke the foregoing resolutions at any time prior to their being acted upon and to determine not to proceed with the Continuance without further notice to, or approval of, the shareholders of the Company.
6.Any director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.”
Vote Required
This Continuance Proposal must be approved by affirmative vote of at least two-thirds (66⅔%) of the votes cast by shareholders present at the Meeting in person or by proxy. Abstentions will have no effect on the vote for this Continuance Proposal. Under the Nasdaq rules, brokers are prohibited from giving proxies to vote on non-routine matters unless the beneficial owner of such shares has given voting instructions on the matter. This Continuance Proposal is a non-routine matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to this Continuance Proposal if you want your broker to vote your shares on the matter. If you do not give your broker voting instructions, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.
The Board unanimously determined that this Continuance Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” this Continuance Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” this Continuance Proposal.

PROPOSAL NO. 2 - NAME CHANGE
Background and Reason for the Proposal
The Company is proposing to change its name to “DarkHorse Technologies Inc.” or any derivation thereof or any other alternative name as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities. Shareholders are being asked to consider and, if deemed appropriate, to pass a special resolution (the “Name Change”) to authorize an amendment to the articles of the Company to change its name to “DarkHorse Technologies Inc.” or any derivation thereof or any other alternative name as may be determined by the Board, if appropriate.
Notwithstanding the foregoing, as indicated in the text of the Name Change resolution, the Board may, in its sole discretion, determine that the Company not proceed with the proposed name change.
The Board believes that it may be beneficial to change its name to “DarkHorse Technologies Inc.” or any derivation thereof to better reflect the Company’s current core business and the developing digital infrastructure industry.
Procedure for Effecting the Name Change
Following a determination by the Board to implement the Name Change, the Company will take such steps as are necessary to effect the Name Change under the applicable corporate statute. If the Name Change is implemented before, or independently of, the Continuance, the Company will file articles of amendment under the OBCA to effect the Name Change. If the Name Change is implemented concurrently with the Continuance, the Name Change will be reflected in the Company's continuation application and Notice of Articles filed under the BCBCA, and will become effective upon the issuance of the Certificate of Continuation by the British Columbia Registrar of Companies.
The Board may determine, in its sole discretion, whether to implement the Name Change under the OBCA or concurrently with the Continuance under the BCBCA, having regard to the timing of the Continuance and such other factors as the Board considers appropriate.
Effect on Shareholders
The Name Change will not affect in any way the validity or transferability of stock certificates outstanding at the time of the Name Change, our capital structure, or the trading of our common shares on the Nasdaq. Following implementation of the Name Change, shareholders may continue to hold their existing certificates or receive new certificates reflecting the Name Change by delivering their existing certificates to the Company’s transfer agent. Shareholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the Name Change.
The Company’s common shares are currently traded on the Nasdaq Capital Market under the trading symbol “ANY.” If the Name Change is approved by the Company’s shareholders and the Board determines to implement the Name Change, the Company’s management may decide to seek to amend the trading symbol of the Company from “ANY” to another symbol closer to the new name of the Company.
After the effectiveness of the articles of amendment, the common shares would have a new CUSIP number, which is a number used to identify the Company’s equity securities. A new CUSIP will be obtained in connection with the Name Change.

Resolution to Approve the Name Change
Shareholders are being asked to approve the following Name Change resolution:
“BE IT RESOLVED THAT, as a special resolution:
1.The Company is hereby authorized to change its name to “DarkHorse Technologies Inc.” or any derivation thereof or any other alternative name as may be determined by the Board, if appropriate, and acceptable to the applicable regulatory authorities.
2.Any one director or officer of the Company be and they are hereby authorized, for and on behalf of the Company, to execute and deliver all applications, notices, articles, certificates and other documents or instruments, and to take such other actions as such director or officer may determine to be necessary or desirable to implement the name change under the applicable corporate statute and to obtain all required regulatory and corporate approvals, registrations and filings, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.
3.Notwithstanding that this special resolution has been duly passed by shareholders of the Company, the directors are hereby authorized in their sole discretion to revoke this special resolution before it is acted on without further approval of the shareholders.”
Vote Required
The Name Change Proposal must be approved by an affirmative vote of not less than two-thirds (66⅔%) of the votes cast by shareholders present at the special meeting in person or by proxy in order to become effective. Abstentions will have no effect on the vote for the Name Change Proposal.
The Board unanimously determined that the Name Change resolution is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” the Name Change Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” the Name Change Proposal.

PROPOSAL NO. 3 - MEETING ADJOURNMENT
The Adjournment Proposal, if adopted, will allow the Company to adjourn the Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Continuance Proposal, the Name Change Proposal, or to establish a quorum for the Meeting.
In this proposal, the Company is asking its shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Meeting and any later adjournments. If the Company’s shareholders approve the Adjournment Proposal, the Company could adjourn the Meeting, and any adjourned session of the Meeting, to use the additional time to solicit additional proxies in favor of the aforementioned proposals or establish a quorum.
Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any of the proposals have been received, the Company could adjourn the Meeting without a vote on such proposal and seek to convince the holders of those shares to change their votes to votes in favor of the approval of such proposal.
Vote Required
This Adjournment Proposal must be approved by affirmative vote of a majority of votes cast by shareholders present at the Meeting in person or by proxy. Abstentions will have no effect on the vote for this Adjournment Proposal.
The Board unanimously determined that this Adjournment Proposal is advisable and fair to and in the best interests of shareholders and unanimously recommends that shareholders vote “FOR” this Adjournment Proposal.
Unless otherwise directed, it is the intention of the management designees to vote proxies in the accompanying form “FOR” this Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of its common shares as of July 8, 2026 by (i) each shareholder known to the Company to beneficially own more than 5% of its common shares; (ii) each director; (iii) each executive officer; and (iv) all current directors and executive officers of the Company as a group.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote and subject to community property laws where applicable, to the Company’s knowledge, the persons named in the table below will have sole voting and investment power with respect to all common shares shown as beneficially owned by them. Unless otherwise indicated, the address for each holder listed below is c/o Sphere 3D Corp., 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.

Name	Number of Common Shares (1)	Beneficial Ownership (2)

Directors and Executive Officers
Joel Block	[●]	[●]
Kurt L. Kalbfleisch	[●]	[●]
Tiah Reppas	[●]	[●]
Timothy Hanley	[●]	[●]
Marcus Dent	[●]	[●]
Nicholas Gates	[●]	[●]
All current directors and executive officers as a group (6 persons)	[●]	[●]
Other 5% Beneficial Owners
Thomas Masiero	[●]	[●]
Jialin Qu	[●]	[●]
Armistice Capital, LLC	[●]	[●]
____________________
* Less than 1%
(1)These amounts include common shares, which could be acquired upon exercise or vesting of outstanding convertible securities within 60 days.
(2)Based on [●] common shares outstanding as of July 8, 2026.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Except as disclosed in this Proxy Statement, the directors of the Company are not aware of any material interest, direct or indirect, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last completed financial year, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Meeting.
OTHER MATTERS TO BE ACTED UPON
There are no other matters to be considered at the Meeting which are known to the directors or executive officers of the Company at this time. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the form of proxy accompanying this Proxy Statement to vote the same in accordance with their best judgment of such matters exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Meeting, and other matters which may properly come before the Meeting or any adjournment thereof.

ADDITIONAL INFORMATION
Additional information relating to the Company may be found on SEDAR+ at www.sedarplus.ca and EDGAR at www.sec.gov.
Financial information is provided in the Company’s audited financial statements and management’s discussion and analysis for its most recently completed financial year (each as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025). Copies of these documents are available on SEDAR+ at www.sedarplus.ca or on EDGAR at www.sec.gov. You may also obtain copies of these documents, without charge, by requesting them in writing at 243 Tresser Boulevard, 17th Floor, Stamford, CT 06901.
Approval by the Board of Directors
The Board has approved the content and delivery of this Proxy Statement.
DATED as of the 13th day of July 2026.
BY ORDER OF THE BOARD

Timothy Hanley
Chair of the Board of Directors

APPENDIX A
Incorporation number: _________________
[DARKHORSE TECHNOLOGIES INC.]
(the "Company")
The Company has as its articles the following articles.
ARTICLES

1.INTERPRETATION
1.1.Definitions
In these Articles, unless the context otherwise requires:
1.1.1."board of directors", "directors" and "board" mean the directors or sole director of the Company for the time being;
1.1.2."Business Corporations Act" means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;
1.1.3."Interpretation Act" means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;
1.1.4."legal personal representative" means the personal or other legal representative of a shareholder;
1.1.5."registered address" of a shareholder means the shareholder's address as recorded in the central securities register;
1.1.6."seal" means the seal of the Company, if any.
1.2.Business Corporations Act and Interpretation Act Definitions Applicable
The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were set out herein. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.
2.SHARES AND SHARE CERTIFICATES
2.1.Authorized Share Structure
The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.
2.2.Form of Share Certificate
Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.
2.3.Shareholder Entitled to Certificate or Acknowledgment or Written Notice
Unless the shares of which a shareholder is the registered owner are uncertificated shares, each shareholder is entitled, on request and at the shareholder’s option, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgment and delivery of a share certificate or acknowledgment to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all. Within a reasonable time after the issue or transfer of a share that is an uncertificated share, the Company must send to the shareholder a written notice containing the information required by the Business Corporations Act.
2.4.Delivery by Mail
Any share certificate, non-transferable written acknowledgment of a shareholder's right to obtain a share certificate or written notice of the issue or transfer of an uncertificated share may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate, acknowledgement or written notice is lost in the mail or stolen.
2.5.Replacement of Worn Out or Defaced Certificate or Acknowledgement
If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:
2.5.1.order the share certificate or acknowledgment, as the case may be, to be cancelled; and
2.5.2.issue a replacement share certificate or acknowledgment, as the case may be.
2.6.Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment
If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, provided such person has complied with the requirements of the Business Corporations Act.
2.7.Splitting Share Certificates
If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.
2.8.Certificate Fee
There must be paid as a fee to the Company for the issuance of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any, determined by the directors, which must not exceed the amount prescribed under the Business Corporations Act.

2.9.Recognition of Trusts
Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.
3.ISSUE OF SHARES
3.1.Directors Authorized
Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.
3.2.Commissions and Discounts
The Company may at any time, pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.
3.3.Brokerage
The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.
3.4.Conditions of Issue
Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:
3.4.1.consideration is provided to the Company for the issue of the share by one or more of the following:
3.4.1.1.past services performed for the Company;
3.4.1.2.property;
3.4.1.3.money; and
3.4.2.the directors in their discretion have determined that the value of the consideration received by the Company is equal to or greater than the issue price set for the share under Article 3.1.

3.5.Share Purchase Warrants and Rights
Subject to the Business Corporations Act, the Company may issue share purchase warrants, options, convertible debentures and rights upon such terms and conditions as the directors determine, which share purchase warrants, options, convertible debentures and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.
4.SHARE REGISTERS
4.1.Central Securities Register and Any Branch Securities Register
As required by and subject to the Business Corporations Act, the Company must maintain a central securities register and may maintain a branch securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register or any branch securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.
4.2.Closing Register
The Company must not at any time close its central securities register.
5.SHARE TRANSFERS
5.1.Registering Transfers
A transfer of a share of the Company must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:
5.1.1.a duly signed instrument of transfer in respect of the share;
5.1.2.if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;
5.1.3.if a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and
5.1.4.such other evidence, if any, as the Company or the transfer agent or registrar for the class or series of share to be transferred may require to prove the title of the transferor or the transferor's right to transfer the share, the due signing of the instrument of transfer and the right of the transferee to have the transfer registered.
For the purpose of this Article, delivery or surrender to the transfer agent or registrar which maintains the Company's central securities register or a branch securities register, if applicable, will constitute receipt by or surrender to the Company.

5.2.Form of Instrument of Transfer
The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved from time to time by the directors or the transfer agent or registrar for the class or series of share to be transferred.
5.3.Transferor Remains Shareholder
Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.
5.4.Signing of Instrument of Transfer
If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificate(s) or set out in the written acknowledgments deposited with the instrument of transfer or, if the shares are uncertificated shares, then all of the uncertificated shares registered in the name of the shareholder:
5.4.1.in the name of the person named as transferee in that instrument of transfer; or
5.4.2.if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.
5.5.Enquiry as to Title Not Required
Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.
5.6.Transfer Fee
There must be paid as a fee to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.
6.TRANSMISSION OF SHARES
6.1.Legal Personal Representative Recognized on Death
In case of the death of a shareholder, the legal personal representative of the shareholder, or, in the case of shares registered in the shareholder's name and the name of another person in joint tenancy, the surviving joint holder will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative of the shareholder, the directors may require a declaration of transmission made by the legal personal representative stating the particulars of the transmission, proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.
6.2.Rights of Legal Personal Representative
The legal personal representative of a shareholder has the same rights, privileges and obligations with respect to the shares as were held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company. This Article 6.2 does not apply in the case of the death of a shareholder with respect to shares registered in the shareholder's name and the name of another person in joint tenancy.
7.PURCHASE OF SHARES
7.1.Company Authorized to Purchase Shares
Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by resolution of the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms determined by the directors.
7.2.Purchase When Insolvent
The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:
7.2.1.the Company is insolvent; or
7.2.2.making the payment or providing the consideration would render the Company insolvent.
7.3.Redemption of Shares
If the Company proposes to redeem some but not all of the shares of any class, the directors may, subject to any special rights and restrictions attached to such class of shares, determine the manner in which the shares to be redeemed shall be selected.
7.4.Sale and Voting of Purchased Shares
If the Company retains a share which it has redeemed, purchased or otherwise acquired, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:
7.4.1.is not entitled to vote the share at a meeting of its shareholders;
7.4.2.must not pay a dividend in respect of the share; and
7.4.3.must not make any other distribution in respect of the share.

8.BORROWING POWERS
8.1.Powers of the Company
The Company, if authorized by the directors, may:
8.1.1.borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that the directors consider appropriate;
8.1.2.issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;
8.1.3.guarantee the repayment of money by any other person or the performance of any obligation of any other person; and
8.1.4.mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.
8.2.Bonds, Debentures, Debt
Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, or with special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise and may, by their terms, be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.
9.ALTERATIONS
9.1.Alteration of Authorized Share Structure
Subject to Article 9.2 and the Business Corporations Act, the Company may:
9.1.1.by directors' resolution or by ordinary resolution, in each case as determined by the directors:
9.1.1.1.create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;
9.1.1.2.increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;
9.1.1.3.subdivide or consolidate all or any of its unissued, or fully paid issued, shares;
9.1.1.4.if the Company is authorized to issue shares of a class of shares with par value:
9.1.1.4.1.decrease the par value of those shares; or

9.1.1.4.2.if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;
9.1.1.5.change all or any of its unissued shares with par value into shares without par value or any of its unissued shares without par value into shares with par value or change all or any of its fully paid issued shares with par value into shares without par value; or
9.1.1.6.alter the identifying name of any of its shares; and
9.1.2.by ordinary resolution otherwise alter its shares or authorized share structure;
and, if applicable, alter its Notice of Articles and, if applicable, alter its Articles accordingly.
9.2.Special Rights and Restrictions
Subject to the Business Corporations Act, the Company may:
9.2.1.by directors' resolution or by ordinary resolution, in each case as determined by the directors, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares if none of those shares have been issued; or vary or delete any special rights or restrictions attached to the shares of any class or series of shares if none of those shares have been issued; and
9.2.2.by special resolution of the shareholders of the class or series affected, do any of the acts in (1) above if any of the shares of the class or series of shares have been issued, and alter its Notice of Articles and Articles accordingly.
9.3.Change of Name
The Company may by directors' resolution or by ordinary resolution, in each case as determined by the directors, authorize an alteration of its Notice of Articles in order to change its name and may, by directors' resolution or ordinary resolution, in each case as determined by the directors, adopt or change any translation of that name.
9.4.Other Alterations
If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by directors' resolution or by ordinary resolution, in each case as determined by the directors, alter these Articles.
10.MEETINGS OF SHAREHOLDERS
10.1.Annual General Meetings
Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by a resolution of the directors.

10.2.Resolution Instead of Annual General Meeting
If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.
10.3.Calling of Meetings of Shareholders
The directors may, at any time, call a meeting of shareholders.
10.4.Location of Meetings of Shareholders
A meeting of the Company may be held:
10.4.1.in the Province of British Columbia;
10.4.2.at another location outside British Columbia if that location is:
10.4.2.1.approved by resolution of the directors before the meeting is held; or
10.4.2.2.approved in writing by the Registrar of Companies before the meeting is held.
10.5.Notice for Meetings of Shareholders
Subject to Article 10.2, the Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution, and any notice to consider approving an amalgamation into a foreign jurisdiction, an arrangement or the adoption of an amalgamation agreement, and any notice of a general meeting, class meeting or series meeting), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors' resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:
10.5.1.if and for so long as the Company is a public company, 21 days;
10.5.2.otherwise, 10 days.
10.6.Notice of Resolution to which Shareholders May Dissent
The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent together with a copy of the proposed resolution at least the following number of days before the meeting:
10.6.1.if and for so long as the Company is a public company, 21 days; or

10.6.2.otherwise, 10 days.
10.7.Record Date for Notice
The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:
10.7.1.if and for so long as the Company is a public company, 21 days; or
10.7.2.otherwise, 10 days.
If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.8.Record Date for Voting
The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.
10.9.Failure to Give Notice and Waiver of Notice
The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive that entitlement or may agree to reduce the period of that notice. Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
10.10.Notice of Special Business at Meetings of Shareholders
If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting or a circular prepared in connection with the meeting must:
10.10.1.state the general nature of the special business; and
10.10.2.if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:
10.10.2.1.at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and
10.10.2.2.during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11.PROCEEDINGS AT MEETINGS OF SHAREHOLDERS
11.1.Special Business
At a meeting of shareholders, the following business is special business:
11.1.1.at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;
11.1.2.at an annual general meeting, all business is special business except for the following:
11.1.2.1.business relating to the conduct of or voting at the meeting;
11.1.2.2.consideration of any financial statements of the Company presented to the meeting;
11.1.2.3.consideration of any reports of the directors or auditor;
11.1.2.4.the setting or changing of the number of directors;
11.1.2.5.the election or appointment of directors;
11.1.2.6.the appointment of an auditor;
11.1.2.7.the setting of the remuneration of an auditor;
11.1.2.8.business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution; and
11.1.2.9.any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.
11.2.Special Majority
The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.
11.3.Quorum
Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is at least two persons present in person or represented by proxy and holding or representing by proxy not less than 33⅓% of the total number of the issued shares of the Company carrying the right to vote at the meeting; provided that, if the Company has only one shareholder entitled to vote at the meeting, the quorum is one person present in person or represented by proxy.
11.4.Persons Entitled to Attend Meeting
In addition to those persons who are entitled to vote at a meeting of shareholders, the only other persons entitled to be present at the meeting are the directors, the president (if any), the secretary (if any), the assistant secretary (if any), any lawyer for the Company, the auditor of the Company, any persons invited to be present at the meeting by the directors or by the chair of the meeting and any persons entitled or required under the Business Corporations Act or these Articles to be present at the meeting; but if any of those persons does attend the meeting, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxyholder entitled to vote at the meeting.
11.5.Requirement of Quorum
No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.
11.6.Lack of Quorum
If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:
11.6.1.in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and
11.6.2.in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.
11.7.Lack of Quorum at Succeeding Meeting
If, at the meeting to which the meeting referred to in Article 11.6(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the meeting shall be terminated.
11.8.Chair
The following individual is entitled to preside as chair at a meeting of shareholders:
11.8.1.the chair of the board, if any; or
11.8.2.if the chair of the board is absent or unwilling to act as chair of the meeting, the president, if any.
11.9.Selection of Alternate Chair
If, at any meeting of shareholders, there is no chair of the board or president willing to act as chair of the meeting or present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, the directors present must choose a director, officer or corporate counsel to be chair of the meeting or if none of the above persons are present or if they decline to take the chair, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.
11.10.Adjournments
The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.
11.11.Notice of Adjourned Meeting
It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.
11.12.Decisions by Show of Hands or Poll
Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by any shareholder entitled to vote who is present in person or by proxy.
11.13.Declaration of Result
The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.
11.14.Motion Need Not be Seconded
No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.
11.15.Casting Vote
In case of an equality of votes, the chair of a meeting of shareholders, either on a show of hands or on a poll, does not have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.
11.16.Manner of Taking Poll
Subject to Article 11.17, if a poll is duly demanded at a meeting of shareholders:
11.16.1.the poll must be taken:
11.16.1.1.at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and
11.16.1.2.in the manner, at the time and at the place that the chair of the meeting directs;
11.16.2.the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

11.16.3.the demand for the poll may be withdrawn by the person who demanded it.
11.17.Demand for Poll on Adjournment
A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.
11.18.Chair Must Resolve Dispute
In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.
11.19.Casting of Votes
On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.
11.20.No Demand for Poll on Election of Chair
No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.
11.21.Demand for Poll Not to Prevent Continuance of Meeting
The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.
11.22.Retention of Ballots and Proxies
The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxy holder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.
12.VOTES OF SHAREHOLDERS
12.1.Number of Votes by Shareholder or by Shares
Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:
12.1.1.on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and
12.1.2.on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2.Votes of Persons in Representative Capacity
A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.
12.3.Votes by Joint Holders
If there are joint shareholders registered in respect of any share:
12.3.1.any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or
12.3.2.if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.
12.4.Legal Personal Representatives as Joint Shareholders
Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.
12.5.Representative of a Corporate Shareholder
If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:
12.5.1.for that purpose, the instrument appointing a representative must be received:
12.5.1.1.at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or
12.5.1.2.by the chair of the meeting at the meeting or adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting;
12.5.2.if a representative is appointed under this Article 12.5:
12.5.2.1.the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

12.5.2.2.the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.
Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation that is a shareholder may appoint a proxy holder.
12.6.Proxy Provisions Do Not Apply to All Companies
Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.
12.7.Appointment of Proxy Holders
Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint up to two proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.
12.8.Alternate Proxy Holders
A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.
12.9.When Proxy Holder Need Not Be Shareholder
A person must not be appointed as a proxy holder unless the person is a shareholder, although a person who is not a shareholder may be appointed as a proxy holder if:
12.9.1.the person appointing the proxy holder is a corporation or a representative of a corporation appointed under Article 12.5;
12.9.2.the Company has at the time of the meeting for which the proxy holder is to be appointed only one shareholder entitled to vote at the meeting; or
12.9.3.the shareholders present in person or by proxy at and entitled to vote at the meeting for which the proxy holder is to be appointed, by a resolution on which the proxy holder is not entitled to vote but in respect of which the proxy holder is to be counted in the quorum, permit the proxy holder to attend and vote at the meeting.
12.10.Deposit of Proxy
A proxy for a meeting of shareholders must:
12.10.1.be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting or any adjourned meeting; or

12.10.2.unless the notice provides otherwise, be received, at the meeting or any adjourned meeting, by the chair of the meeting or any adjourned meeting or by a person designated by the chair of the meeting or adjourned meeting.
A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.
12.11.Validity of Proxy Vote
A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:
12.11.1.at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or
12.11.2.at the meeting or any adjourned meeting by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given or has been taken.
12.12.Form of Proxy
A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:
[name of company]
(the "Company")
The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.
Number of shares in respect of which this proxy is given (if no number is specified, then this proxy is given in respect of all shares registered in the name of the undersigned):

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]
12.13.Revocation of Proxy
Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is received:

12.13.1.at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting or any adjourned meeting at which the proxy is to be used; or
12.13.2.at the meeting or any adjourned meeting, by the chair of the meeting or adjourned meeting, before any vote in respect of which the proxy has been given has been taken.
12.14.Revocation of Proxy Must Be Signed
An instrument referred to in Article 12.13 must be signed as follows:
12.14.1.if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;
12.14.2.if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.
12.15.Production of Evidence of Authority to Vote
The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.
13.DIRECTORS
13.1.First Directors; Number of Directors
The first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:
13.1.1.subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company's first directors;
13.1.2.if the Company is a public company, the greater of three and the most recently set of:
13.1.2.1.the number of directors elected by ordinary resolution (whether or not previous notice of the resolution was given); and
13.1.2.2.the number of directors set under Article 14.4;
13.1.3.if the Company is not a public company, the most recently set of:
13.1.3.1.the number of directors elected by ordinary resolution (whether or not previous notice of the resolution was given); and
13.1.3.2.the number of directors set under Article 14.4.

13.2.Change in Number of Directors
If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):
13.2.1.the shareholders may elect or appoint the directors needed to fill any vacancies in the board of directors up to that number;
13.2.2.if the shareholders do not elect or appoint the directors needed to fill any vacancies in the board of directors up to that number contemporaneously with the setting of that number, then the directors, subject to Article 14.8, may appoint, or the shareholders may elect or appoint, directors to fill those vacancies.
13.3.Directors' Acts Valid Despite Vacancy
An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.
13.4.Qualifications of Directors
A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.
13.5.Remuneration of Directors
The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.
13.6.Reimbursement of Expenses of Directors
The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.
13.7.Special Remuneration for Directors
If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company's business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.
13.8.Gratuity, Pension or Allowance on Retirement of Director
Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.ELECTION AND REMOVAL OF DIRECTORS
14.1.Election at Annual General Meeting
At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:
14.1.1.the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors for the time being set under these Articles; and
14.1.2.those directors whose term of office expires at the annual general meeting cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.
14.2.Consent to be a Director
No election, appointment or designation of an individual as a director is valid unless:
14.2.1.that individual consents to be a director in the manner provided for in the Business Corporations Act;
14.2.2.that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or
14.2.3.with respect to first directors, the designation is otherwise valid under the Business Corporations Act.
14.3.Failure to Elect or Appoint Directors
If:
14.3.1.the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or
14.3.2.the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;
then each director then in office continues to hold office until the earlier of:
14.3.3.when his or her successor is elected or appointed; and
14.3.4.when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.
14.4.Places of Retiring Directors Not Filled
If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.
14.5.Directors May Fill Casual Vacancies
Any casual vacancy occurring in the board of directors may be filled by the directors.
14.6.Remaining Directors' Power to Act
The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.
14.7.Shareholders May Fill Vacancies
If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.
14.8.Additional Directors
Notwithstanding Articles 13.1 and 13.2, between annual general meetings or unanimous resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:
14.8.1.one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or
14.8.2.in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.
Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.
14.9.Ceasing to be a Director
A director ceases to be a director when:
14.9.1.the term of office of the director expires;
14.9.2.the director dies;
14.9.3.the director resigns as a director by notice in writing provided to the Company or a lawyer for the Company; or
14.9.4.the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10.Removal of Director by Shareholders
The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.
14.11.Removal of Director by Directors
The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.
15.ALTERNATE DIRECTORS
15.1.Appointment of Alternate Director
Any director (an "appointor") may by notice in writing received by the Company appoint any person (an "appointee") who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.
15.2.Notice of Meetings
Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.
15.3.Alternate for More Than One Director Attending Meetings
A person may be appointed as an alternate director by more than one director, and an alternate director:
15.3.1.will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;
15.3.2.has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;
15.3.3.will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity; and
15.3.4.has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4.Consent Resolutions
Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.
15.5.Alternate Director Not an Agent
Every alternate director is deemed not to be the agent of his or her appointor.
15.6.Revocation of Appointment of Alternate Director
An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.
15.7.Ceasing to be an Alternate Director
The appointment of an alternate director ceases when:
15.7.1.his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;
15.7.2.the alternate director dies;
15.7.3.the alternate director resigns as an alternate director by notice in writing provided to the Company or a lawyer for the Company;
15.7.4.the alternate director ceases to be qualified to act as a director; or
15.7.5.his or her appointor revokes the appointment of the alternate director.
15.8.Remuneration and Expenses of Alternate Director
The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.
16.POWERS AND DUTIES OF DIRECTORS
16.1.Powers of Management
The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.
16.2.Appointment of Attorney of Company
The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.
17.INTERESTS OF DIRECTORS AND OFFICERS
17.1.Obligation to Account for Profits
A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.
17.2.Restrictions on Voting by Reason of Interest
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors' resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.
17.3.Interested Director Counted in Quorum
A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.
17.4.Disclosure of Conflict of Interest or Property
A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual's duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.
17.5.Director Holding Other Office in the Company
A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.
17.6.No Disqualification
No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7.Professional Services by Director or Officer
Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.
17.8.Director or Officer in Other Corporations
A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.
18.PROCEEDINGS OF DIRECTORS
18.1.Meetings of Directors
The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.
18.2.Voting at Meetings
Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.
18.3.Chair of Meetings
The following individual is entitled to preside as chair at a meeting of directors:
18.3.1.the chair of the board, if any;
18.3.2.in the absence of the chair of the board or if designated by the chair, the president, a director or other officer; or
18.3.3.any other director or officer chosen by the directors if:
18.3.3.1.neither the chair of the board nor the president is present at the meeting within 15 minutes after the time set for holding the meeting;
18.3.3.2.neither the chair of the board nor the president is willing to chair the meeting; or
18.3.3.3.the chair of the board and the president have advised the secretary, if any, or any other director, that they will not be present at the meeting.
18.4.Meetings by Telephone or Other Communications Medium
A director may participate in a meeting of the directors or of any committee of the directors:

18.4.1.in person;
18.4.2.by telephone; or
18.4.3.with the consent of all directors who wish to participate in the meeting, by other communications medium;
if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.
18.5.Calling of Meetings
A director may, and the secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.
18.6.Notice of Meetings
Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.
18.7.When Notice Not Required
It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:
18.7.1.the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or
18.7.2.the director or alternate director, as the case may be, has waived notice of the meeting.
18.8.Meeting Valid Despite Failure to Give Notice
The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.
18.9.Waiver of Notice of Meetings
Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director. Attendance of a director or alternate director at a meeting of directors is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.
18.10.Quorum
The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of directors or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.
18.11.Validity of Acts Where Appointment Defective
Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.
18.12.Consent Resolutions in Writing
A resolution of the directors or of any committee of the directors may be passed without a meeting:
18.12.1.in all cases, if each of the directors entitled to vote on the resolution consents to it in writing; or
18.12.2.in the case of a resolution to approve a contract or transaction in respect of which a director has disclosed that he or she has or may have a disclosable interest, if each of the other directors who have not made such a disclosure consents in writing to the resolution.
A consent in writing under this Article may be by signed document, fax, e-mail or any other method of transmitting legibly recorded messages. A consent in writing may be in two or more counterparts which together are deemed to constitute one consent in writing. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is effective on the date stated in the consent in writing or on the latest date stated on any counterpart and is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.
19.EXECUTIVE AND OTHER COMMITTEES
19.1.Appointment and Powers of Executive Committee
The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors' powers, except:
19.1.1.the power to fill vacancies in the board of directors;
19.1.2.the power to remove a director;

19.1.3.the power to change the membership of, or fill vacancies in, any committee of the directors; and
19.1.4.such other powers, if any, as may be set out in the resolution or any subsequent directors' resolution.
19.2.Appointment and Powers of Other Committees
The directors may, by resolution:
19.2.1.appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;
19.2.2.delegate to a committee appointed under paragraph (1) any of the directors' powers, except:
19.2.2.1.the power to fill vacancies in the board of directors;
19.2.2.2.the power to remove a director;
19.2.2.3.the power to change the membership of, or fill vacancies in, any committee of the directors; and
19.2.2.4.the power to appoint or remove officers appointed by the directors; and
19.2.3.make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors' resolution.
19.3.Obligations of Committees
Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:
19.3.1.conform to any rules that may from time to time be imposed on it by the directors; and
19.3.2.report every act or thing done in exercise of those powers at such times and in such manner and form as the directors may require.
19.4.Powers of Board
The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:
19.4.1.revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;
19.4.2.terminate the appointment of, or change the membership of, the committee; and
19.4.3.fill vacancies in the committee.

19.5.Committee Meetings
Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:
19.5.1.the committee may meet and adjourn as it thinks proper;
19.5.2.the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;
19.5.3.a majority of the members of the committee constitutes a quorum of the committee; and
19.5.4.questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.
20.OFFICERS
20.1.Directors May Appoint Officers
The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.
20.2.Functions, Duties and Powers of Officers
The directors may, for each officer:
20.2.1.determine the functions and duties of the officer;
20.2.2.entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and
20.2.3.revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.
20.3.Qualifications
No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as the managing director must be a director. Any other officer need not be a director.
20.4.Remuneration and Terms of Appointment
All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.INDEMNIFICATION
21.1.Definitions
In this Article 21:
21.1.1."eligible penalty" means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;
21.1.2."eligible proceeding" means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an "eligible party") or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:
21.1.2.1.is or may be joined as a party; or
21.1.2.2.is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;
21.1.3."expenses" has the meaning set out in the Business Corporations Act.
21.2.Mandatory Indemnification of Eligible Parties
Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.
21.3.Indemnification
Subject to any restrictions in the Business Corporations Act and these Articles, the Company may indemnify any person.
21.4.Non-Compliance with Business Corporations Act
The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles or, if applicable, any former Companies Act or former Articles, does not invalidate any indemnity to which he or she is entitled under this Part.
21.5.Company May Purchase Insurance
The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:
21.5.1.is or was a director, alternate director, officer, employee or agent of the Company;
21.5.2.is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

21.5.3.at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity; or
21.5.4.at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;
against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.
22.DIVIDENDS
22.1.Payment of Dividends Subject to Special Rights
The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.
22.2.Declaration of Dividends
Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.
22.3.No Notice Required
The directors need not give notice to any shareholder of any declaration under Article 22.2.
22.4.Record Date
The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.
22.5.Manner of Paying Dividend
A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.
22.6.Settlement of Difficulties
If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:
22.6.1.set the value for distribution of specific assets;
22.6.2.determine that money in substitution for all or any part of the specific assets to which any shareholders are entitled may be paid to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and
22.6.3.vest any such specific assets in trustees for the persons entitled to the dividend.

22.7.When Dividend Payable
Any dividend may be made payable on such date as is fixed by the directors.
22.8.Dividends to be Paid in Accordance with Number of Shares
All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.
22.9.Receipt by Joint Shareholders
If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.
22.10.Dividend Bears No Interest
No dividend bears interest against the Company.
22.11.Fractional Dividends
If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.
22.12.Payment of Dividends
Any dividend or other distribution payable in money in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.
22.13.Capitalization of Retained Earnings or Surplus
Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.
23.ACCOUNTING RECORDS AND AUDITORS
23.1.Recording of Financial Affairs
The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2.Inspection of Accounting Records
Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.
23.3.Remuneration of Auditors
The directors may set the remuneration of the auditors. If the directors so decide, the remuneration of the auditors will be determined by the shareholders.
24.NOTICES
24.1.Method of Giving Notice
Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record (for the purposes of this Article 24, a "record") required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:
24.1.1.mail addressed to the person at the applicable address for that person as follows:
24.1.1.1.for a record mailed to a shareholder, the shareholder's registered address;
24.1.1.2.for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class; or
24.1.1.3.in any other case, the mailing address of the intended recipient;
24.1.2.delivery at the applicable address for that person as follows, addressed to the person:
24.1.2.1.for a record delivered to a shareholder, the shareholder's registered address;
24.1.2.2.for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class; or
24.1.2.3.in any other case, the delivery address of the intended recipient;
24.1.3.sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;
24.1.4.sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;
24.1.5.making the record available for public electronic access in accordance with the procedures referred to as "notice-and-access" under National Instrument 54-101 and National Instrument 51-102, as applicable, of the Canadian Securities Administrators, or in accordance with any similar electronic delivery or access method permitted by applicable securities legislation from time to time; or
24.1.6.physical delivery to the intended recipient.
24.2.Deemed Receipt
A notice, statement, report or other record that is:
(1)mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day (Saturdays, Sundays and holidays excepted) following the date of mailing;
(2)faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed;
(3)e-mailed to a person to the e-mail address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was e-mailed on the date it was e-mailed; and
(4)made available for public electronic access in accordance with the "notice-and-access" or similar delivery procedures referred to in Article 24.1(5) is deemed to be received by a person on the date it was made available for public electronic access.
24.3.Certificate of Sending
A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.
24.4.Notice to Joint Shareholders
A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing such record to the joint shareholder first named in the central securities register in respect of the share.
24.5.Notice to Legal Personal Representatives and Trustees
A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:
24.5.1.mailing the record, addressed to them:
24.5.1.1.by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and
24.5.1.2.at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

24.5.2.if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.
24.6.Undelivered Notices
If on two consecutive occasions, a notice, statement, report or other record is sent to a shareholder pursuant to Article 24.1 and on each of those occasions any such record is returned because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.
25.SEAL
25.1.Who May Attest Seal
Except as provided in Articles 25.2 and 25.3, the Company's seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:
25.1.1.any two directors;
25.1.2.any officer, together with any director;
25.1.3.if the Company only has one director, that director; or
25.1.4.any one or more directors or officers or persons as may be determined by the directors.
25.2.Sealing Copies
For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.
25.3.Mechanical Reproduction of Seal
The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and such persons as are authorized under Article 25.1 to attest the Company's seal may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.PROHIBITIONS
26.1.Definitions
In this Article 26:
26.1.1."designated security" means:
26.1.1.1.a voting security of the Company;
26.1.1.2.a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or
26.1.1.3.a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);
26.1.2."security" has the meaning assigned in the Securities Act (British Columbia);
26.1.3."voting security" means a security of the Company that:
26.1.3.1.is not a debt security, and
26.1.3.2.carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.
26.2.Application
Article 26.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.
26.3.Consent Required for Transfer of Shares or Designated Securities
No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.
27.ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS
27.1.Purpose
The purpose of this advance notice policy (the “Advance Notice Policy”) is to establish the conditions and a clear framework for nominating directors to the board of directors of the Company. This Advance Notice Policy fixes a deadline by which registered or beneficial owners of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders, and sets forth the information to be provided and other procedures to be followed, in respect of such nomination. This Advance Notice Policy will be subject to amendment from time to time.
27.2.Nomination of Directors

27.2.1.Only persons who are nominated in accordance with the procedures set out in this Advance Notice Policy shall be eligible for election as directors to the board. Nominations of persons for election to the board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose which includes the election of directors to the board, as follows:
27.2.1.1.by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;
27.2.1.2.by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act (British Columbia) (the “Act”) or a requisition of a shareholders meeting by one or more shareholders made in accordance with the provisions of the Act; or
27.2.1.3.by any person entitled to vote at such meeting (including on behalf of any beneficial shareholder entitled to vote at such meeting) (a “Nominating Shareholder”), who: (i) at the close of business on the date of the giving of the notice provided for in Article 27.2.2 below and on the record date for notice of such meeting, is either entered in the securities register of the Company as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and provides evidence of such beneficial ownership to the Company; and (ii) has given timely notice in proper written form as set forth in this Advance Notice Policy.
27.2.2.For a nomination made by a Nominating Shareholder to be a timely notice (a “Timely Notice”), the Nominating Shareholder’s notice must be received by the corporate secretary of the Company at the principal executive offices of the Company:
27.2.2.1.in the case of an annual meeting of shareholders (including an annual and special meeting of shareholders), not later than the close of business on the 30th day before the date of the annual meeting of shareholders: provided, however, that if the first public announcement made by the Company of the date of the annual meeting of shareholders is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the day on which the first public announcement of the date of such annual meeting of shareholders is made by the Company;
27.2.2.2.in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders is made by the Company.
27.2.3.To be in proper written form, a Nominating Shareholder’s notice to the corporate secretary of the Company must set forth or be accompanied by, as applicable:
27.2.3.1.as to each person whom the Nominating Shareholder proposes to nominate for election as director (a “Proposed Nominee”):
27.2.3.1.1.the name, age and business and residential address of the Proposed Nominee;

27.2.3.1.2.the principal occupation, business or employment of the Proposed Nominee, both present and within the five years preceding the notice;
27.2.3.1.3.whether the Proposed Nominee is a resident Canadian within the meaning of the Act;
27.2.3.1.4.the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of the notice;
27.2.3.1.5.a description of any relationship, agreement, arrangement or understanding (including financial, compensation and indemnity related or otherwise) between the Proposed Nominee and the Nominating Shareholder, or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder, in connection with the Proposed Nominee’s nomination and election as a director of the Company; and
27.2.3.1.6.any other information relating to the Proposed Nominee that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Act or applicable securities law; and
27.2.3.2.as to each Nominating Shareholder giving the notice:
27.2.3.2.1.their name, business and residential address;
27.2.3.2.2.the number of securities of each class of voting securities of the Company or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Nominating Shareholder or any other person with whom the Nominating Shareholder is acting jointly or in concert with respect to the Company or any of its securities, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of the notice;
27.2.3.2.3.their interests in, or rights or obligations associated with, any agreements, arrangements or understandings, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Company or the person’s economic exposure to the Company;
27.2.3.2.4.full particulars regarding any proxy, contract, relationship, agreement, arrangement or understanding (including financial, compensation and indemnity related or otherwise) pursuant to which such Nominating Shareholder, or any of its affiliates or associates or any person or entity acting jointly or in concert with such Nominating Shareholder, has any interests, rights or obligations relating to the voting of any securities of the Company or the nomination of directors to the Board; and

27.2.3.2.5.any other information relating to the Nominating Shareholder that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act or as required by applicable securities law.
References to “Nominating Shareholder” in this section shall be deemed to refer to each shareholder that nominates or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making such nomination proposal.
27.2.4.In addition, to be considered timely and in proper written form, a Nominating Shareholder’s notice shall be promptly updated and supplemented, if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.
27.2.5.Any notice or other document or information required to be given to the corporate secretary of the Company pursuant to this Advance Notice Policy may only be given by personal delivery or facsimile transmission, and shall be deemed to have been given and made only at the time it is served by personal delivery to the corporate secretary at the address of the principal executive offices of the Company or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery shall be deemed to have been made on the next following day that is a business day.
27.3.Additional Matters
27.3.1.The chair of any meeting of shareholders of the Company shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Advance Notice Policy, and if any proposed nomination is not in compliance with such provisions, to declare that such defective nomination shall not be considered at any meeting of shareholders.
27.3.2.The board may, in its sole discretion, waive any requirement of this Advance Notice Policy.
27.3.3.For the purposes of this Advance Notice Policy, “public announcement” means disclosure in a press release disseminated by the Company through a national news service in Canada and the United States, or in a document filed by the Company for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedarplus.ca or on EDGAR at www.sec.gov/edgar.shtml.
28.SPECIAL RIGHTS AND RESTRICTIONS
28.1.Authorized Share Structure

The authorized share structure of the Company consists of an unlimited number of Common Shares without par value (the “Common Shares”) and an unlimited number of Preferred Shares without par value, issuable in series (the “Preferred Shares”), of which the following series have been created: Series H and Series I Preferred Shares. The special rights and restrictions attaching to the Common Shares are set out in Article 28.2, the general provisions governing the Preferred Shares are set out in Article 28.3, and the special rights and restrictions attaching to each series of Preferred Shares are set out in Articles 28.4 and 28.5.

28.2.Common Shares
28.2.1.Dividends
Subject to the special rights and restrictions attaching to the Preferred Shares and to any other shares ranking prior to the Common Shares, the holders of the Common Shares are entitled to receive dividends if, as and when declared by the directors out of the assets of the Company properly applicable to the payment of dividends, in such amount and in such form as the directors may from time to time determine, and all dividends declared on the Common Shares shall be declared and paid in equal amounts per share on all Common Shares then outstanding.
28.2.2.Liquidation, Dissolution or Winding-Up.
Subject to the special rights and restrictions attaching to the Preferred Shares and to any other shares ranking prior to the Common Shares, in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs, the holders of the Common Shares are entitled to receive the remaining property and assets of the Company.
28.2.3.Voting Rights.
The holders of the Common Shares are entitled to receive notice of and to attend all meetings of the shareholders of the Company (except meetings at which only holders of another class or series of shares are entitled to vote separately as a class or series) and have one vote in respect of each Common Share held at all such meetings.
28.3.Preferred Shares
28.3.1.The Preferred Shares may be issued at any time and from time to time in one or more series. Subject to these Articles, the directors are authorized to fix the number of shares in each series of Preferred Shares and to determine the designation, rights, privileges, restrictions and conditions attaching to each series of the Preferred Shares which may include, without limitation:
28.3.1.1.the consideration for which each series of Preferred Shares are to be issued;
28.3.1.2.the rate, amount, method of calculation and payment of any dividends, whether cumulative or non-cumulative, and whether such rate, amount, method of calculation or payment is subject to change or adjustment in the future;
28.3.1.3.voting rights, if any;
28.3.1.4.any rights upon a dissolution, liquidation or winding-up of the Company or upon any other return of capital or distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs;
28.3.1.5.any rights of redemption, retraction or purchase for cancellation and the prices and terms and conditions of any such rights;
28.3.1.6.any rights of conversion, exchange or reclassification and the terms and conditions of any such rights, if applicable; and
28.3.1.7.any other rights, privileges, restrictions and conditions not inconsistent with these share provisions, attaching to such series of Preferred Shares.
28.3.2.No rights, privileges, restrictions or conditions attached to any series of Preferred Shares shall confer upon the shares of such series a priority in respect of dividends or distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company over the shares of any other series of Preferred Shares. The Preferred Shares of each series shall, with respect to the right to payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding up of the Company, rank on a parity with the Preferred Shares of every other series.
28.3.3.The Preferred Shares of each series shall be entitled to a preference and priority over the Common Shares in respect of dividends or distribution of assets or return of capital in the event of the liquidation, dissolution or winding-up of the Company.
28.4.Series H Preferred Share Provisions
28.4.1.Definitions. In these Series H Preferred Share Provisions, the following words and phrases shall have the following meanings:
28.4.1.1."Accrued and Unpaid Dividends" means the aggregate (without duplication) of (i) all unpaid dividends on the Series H Preferred Shares for any dividend period; and (ii) the amount calculated as though dividends on each Series H Preferred Share had been accruing on a day to day basis from and including the end of the most recent fiscal quarter of the Company up to and including the date to which the computation of accrued dividends is to be made;
28.4.1.2."Act" means the Business Corporations Act (British Columbia), as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein to specific provisions thereof shall be read as referring to such amended, re-enacted or replaced provisions);
28.4.1.3."Aggregate Consideration" has the meaning given thereto in Article 28.4.6(b);
28.4.1.4."As Adjusted" with respect to any share or per share amount, means subject to appropriate adjustment from the date hereof in the event of any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization with respect to the applicable shares;
28.4.1.5."Business Day" means a day other than a Saturday, Sunday or any other statutory holiday in the City of New York, New York or in the City of Toronto, Ontario;
28.4.1.6."Common Shares" means the common shares of the Company;
28.4.1.7."Deemed Liquidation" has the meaning given thereto in Article 28.4.6;
28.4.1.8."Holder" in respect of any Series H Preferred Share, means the registered holder thereof;
28.4.1.9."Initial Issue Date" means the date of initial issuance of Series H Preferred Shares;
28.4.1.10."Series H Conversion Rate" at any time means the number of Common Shares into which one Series H Preferred Share may be converted, as may be equitably adjusted from time to time pursuant to these Series H Preferred Share Provisions for stock splits, dividends and similar combinations or subdivisions applicable to all Common Shares;
28.4.1.11."Series H Subscription Price" of each Series H Preferred Share means US$1,000, as adjusted;
28.4.1.12."Series H Preferred Holder Approval" means the approval of the Holders of the Series H Preferred Shares given in writing by the Holders of a majority of the outstanding Series H Preferred Shares (or such greater percentage as may be required by applicable law) or by a resolution passed by a majority of the votes cast by the Holders of Series H Preferred Shares who voted in respect of that resolution (or such greater percentage as may be required by applicable law);
28.4.1.13."Series H Preferred Shares" means the Series H Preferred Shares of the Company; and
28.4.1.14."Stock Option Plan" means (i) any performance incentive plan, stock option plan or stock purchase plan of the Company that either (x) has been approved by the board of directors and the shareholders of the Company prior to the Initial Issue Date of first issuance of a Preferred Share or (y) is approved by the board of directors and the Holders by way of Preferred Holder Approval and, in either of(x) or (y) above, as such plan or plans may be amended, replaced or substituted from time to time with approval of the board of directors and the

Holders by way of Preferred Holder Approval; and (ii) the Company's 2015 performance incentive plan, as it may be amended as described in the definitive proxy statement and information circular filed with the Securities Exchange Commission on September 27,2018.
28.4.2.Dividends. The Holders of the Series H Preferred Shares shall not be entitled to receive a dividend.
28.4.3.Cancellation of Shares. Series H Preferred Shares that are redeemed by the Company pursuant to any of the provisions hereof shall be cancelled on and as of the date of such redemption.
28.4.4.Voting Rights. The Holders of the Series H Preferred Shares shall be entitled to receive notice of, to attend (in a non-voting capacity) all meetings of the shareholders of the Company, other than at meetings of the Holders of any other class of shares meeting separately as a class. Other than with respect to the matters contained herein which specifically provide the Holders with certain limited voting rights, no Holder shall have any right to any vote with respect to the Series H Preferred Shares.
28.4.5.Conversion.
28.4.5.1.Conversion and Adjustments
Upon and subject to the terms and conditions set out in this Article 28.4.5(a), the Holder or any affiliate thereof shall have the right, provided (and only if and to the extent) that prior shareholder approval of the issuance of all Common Shares issuable upon conversion of the Series H Preferred Shares has been obtained in accordance with the rules of the Nasdaq Stock Market and/or any other exchange on which the Common Shares are then traded, to convert all or any part of its Series H Preferred Shares into the number of fully paid and non-assessable Common Shares that is equal to the number of Series H Preferred Shares to be converted multiplied by the Series H Conversion Rate in effect on the date of conversion. Unless and until adjusted in accordance with these Series H Preferred Share Provisions, the Series H Conversion Rate shall be equal to 1:1,000, meaning, for the avoidance of doubt, that each Series H Preferred Share shall be convertible into 1,000 Common Shares.
Notwithstanding any other provision of this Article 28.4.5(a), the Company shall not effect the conversion by the Holder, any of its affiliates or any member of a Section 13(d) "group" with the Holder of any Series H Preferred Shares, and each of the Holder, its affiliates and any member of a Section 13(d) group with the Holder shall not have the right to convert any Series H Preferred Shares, to the extent that after giving effect to such conversion, the Holder, together with any of the Holder's affiliates and any other member of a Section 13(d) group with the Holder, would beneficially own in excess of 9.99% (the "Maximum Percentage") of the Common Shares outstanding immediately after giving effect to such conversion; provided, however, that the Holder may upon providing the Company with at least 61 days' prior written notice, increase or decrease the Maximum Percentage. For purposes of the foregoing sentence, the aggregate number of Common Shares beneficially owned by the Holder, its affiliates and any member of a Section 13(d) group with the Holder shall include the number of Common Shares issuable upon conversion of the Series H Preferred Shares with respect to which the determination of such sentence is being made, but shall exclude Common Shares which would be issuable upon (i) conversion of the remaining, unconverted Series H Preferred Shares held by the Holder, its affiliates or a member of a Section 13(d) group with the Holder and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder, its affiliates or members of a Section 13(d) group with the Holder (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this paragraph, beneficial ownership and whether the Holder is a member of a Section 13(d) group shall be calculated and determined in accordance with Section 13(d) of the U.S. Securities Exchange Act of I 934, as amended, and the rules promulgated thereunder. For purposes of this paragraph, in determining the number of outstanding Common Shares, the Holder may rely on the number of outstanding Common Shares as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the U.S. Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of Common Shares outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) business days confirm to the Holder the number of Common Shares then outstanding. The Holder shall disclose to the Company the number of Common Shares that it, its affiliates or any member of a Section 13(d) group with the Holder owns and has the right to acquire through the exercise or conversion of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to a proposed conversion of any Series H Preferred Shares.
A third party transferee unaffiliated with the Holder or any of its affiliates may, at any time, convert all or any part of the Series H Preferred Shares held by such third party transferee into the number of fully paid and non-assessable Common Shares that is equal to the number of Series H Preferred Shares to be converted multiplied by the Series H Conversion Rate in effect on the date of conversion; provided that, (x) after such conversion, the Common Shares issuable upon such conversion, together with all Common Shares held by such third party transferee that are or would be deemed to be aggregate under the rules of the Nasdaq Stock Market, in the aggregate would not exceed 19.9% of the total number of Common Shares of the corporation then outstanding and (y) such conversion and issuance would not otherwise violate or cause the Company to violate the Company's obligations under the rules or regulations of the Nasdaq Capital Market.
28.4.5.2.Avoidance of Fractional Shares
In any case where a fraction of a Common Share would otherwise be issuable on conversion of one or more Series H Preferred Shares, the Company shall adjust such fractional interest by the payment to the Holder of an amount in cash equal to the then current market value of such fractional interest, as determined by the board of directors.
28.4.5.3.Reservation of Common Shares
So long as any of the Series H Preferred Shares are outstanding and entitled to the right of conversion herein provided, the Company shall at all times reserve a sufficient number of unissued Common Shares to enable all of the Series H Preferred Shares outstanding to be converted upon the basis and upon the terms and conditions herein provided in this Article 28.4.5.
28.4.6.Liquidation, Dissolution or Winding-Up.
28.4.6.1.In the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the Series H Preferred Shares shall entitle each of the Holders thereof to receive an amount equal to the Series H Subscription Price per Series H Preferred Share plus the amount of the Accrued and Unpaid Dividends, the whole to be paid before any amount is paid or any assets of the Company are distributed to the holders of Common Shares or any other shares ranking junior to the Series H Preferred Shares on any such liquidation, dissolution, winding-up or distribution. Upon payment of the amounts so payable to them, the Holders of Series H Preferred Shares shall not be entitled to share in any further distribution of assets of the Company.
28.4.6.2.For the purposes of Article 28.4.6(a) above, a liquidation, dissolution, or winding up of the Corporation shall be deemed to occur (each a "Deemed Liquidation") upon: (i) a sale, conveyance, exclusive license or other disposition of all or substantially all of the undertaking, prope1iy or assets (including, without limitation, the material intellectual property) of the Company, where the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority interest in any purchasing or acquiring entity following the transaction; (ii) a merger or amalgamation of the Company with or into, or consolidation of the Company with, any other corporation in which the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction; or (iii) the sale, exchange or other disposition of the outstanding Common Shares of the Company or any reorganization or other transaction in which the shareholders of the Company immediately prior to the transaction do not own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction. In the event of a Deemed Liquidation where the nature of the transaction is such that the consideration (whether in the form of cash, securities or other property) in connection with such Deemed Liquidation would be receivable by the shareholders of the Company, then the Holders of the Series H Preferred Shares shall be entitled to receive at the closing of such Deemed Liquidation such portion of the aggregate consideration (whether in the form of cash, securities or other property) receivable by the shareholders of the Company in connection with such Deemed Liquidation (the "Aggregate Consideration") as is required by applying Article 28.4.6(a) to the distribution and payment of the Aggregate Consideration in the same manner as the assets of the Company are required to be distributed among its shareholders in the event of a liquidation, dissolution or winding up in accordance with such section.
28.4.6.3.The Company shall provide the Holders with at least ten (10) Business Days' prior written notice of the consummation of any Deemed Liquidation.
28.4.7.Additional Restrictions.
The Common Shares shall rank junior to the Series H Preferred Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Series H Preferred Shares.
So long as any of the Series H Preferred Shares are outstanding, except as specifically contemplated in the Series H Preferred Share Provisions, the Company shall not, without the approval of a majority of the Holders (with each such share having one vote):

28.4.7.1.redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares of the Company ranking as to capital junior to the Series H Preferred Shares (other than with respect to Common Shares issued pursuant to a Stock Option Plan in connection with the cessation of service of the holder of such shares);
28.4.7.2.redeem or call for redemption, purchase or otherwise pay off, retire or make any return of capital in respect of any shares, ranking as to the payment of dividends or return of capital on a parity with the Series H Preferred Shares; or
28.4.7.3.issue any additional Series H Preferred Shares in excess of the number of Series H Preferred Shares authorized for issuance as of the Initial Issue Date, or securities convertible or exchangeable for Series H Preferred Shares, or any shares or securities convertible or exchangeable therefor ranking as to the payment of dividends or the return of capital prior to or on a parity with the Series H Preferred Shares.
28.4.8.Modification. Subject to the provisions of the Act, the rights, privileges, restrictions and conditions attaching to the Series H Preferred Shares may be deleted, varied, modified, amended or amplified with prior Series H Preferred Holder Approval.
28.4.9.Miscellaneous.
28.4.9.1.Notices
Any notice required or permitted to be given to any Holder shall be delivered by courier to such Holder at its address as it appears on the records of the Company or in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Company.
28.4.9.2.Gender, etc.
Words importing only the singular number include the plural and vice versa and words importing any gender include all genders.
28.4.9.3.Currency
All monetary amounts referred to herein shall be in lawful money of the United States unless otherwise indicated.
28.4.9.4.Headings
The division of these Series H Preferred Share Provisions into sections, paragraphs or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.
28.4.9.5.Business Day
In the event that any date upon which any dividends on the Series H Preferred Shares are payable by the Company, or upon or by which any other action is required to be taken by the Company or any Holder hereunder, is not on a Business Day or during a Business Day, then such dividend shall be payable or such other action shall be required to be taken on or by the next succeeding day which is a Business Day.

28.5.Series I Preferred Share Provisions
28.5.1.Definitions. In these Series I Preferred Share Provisions, the following words and phrases shall have the following meanings:
28.5.1.1.“Act” means the Business Corporations Act (British Columbia), as now enacted or as it may from time to time be amended, re-enacted or replaced (and in the case of such amendment, re-enactment or replacement, any references herein to specific provisions thereof shall be read as referring to such amended, re-enacted or replaced provisions);
28.5.1.2.“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act;
28.5.1.3.“Arrangement Agreement” means that certain arrangement agreement, dated as of March 5, 2026, by and among the Company, Cathedra Bitcoin Inc. and S3D Acquisition Corp.;
28.5.1.4.“Business Day” means a day other than a Saturday, Sunday or any other statutory holiday in the City of New York, New York or in the City of Toronto, Ontario;
28.5.1.5.“Closing Sale Price” means, for any security as of any date, the last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price (as the case may be) then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices). If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined by the Company. All such determinations shall be appropriately adjusted for any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization during such period;
28.5.1.6.“Commission” means the U.S. Securities and Exchange Commission;
28.5.1.7.“Common Shares” means the common shares of the Company;
28.5.1.8.“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

28.5.1.9.“Holder” in respect of any Series I Preferred Share, means the registered holder thereof;
28.5.1.10.“Initial Issue Date” means the date of initial issuance of Series I Preferred Shares;
28.5.1.11.“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;
28.5.1.12.“Principal Market” means, as of any time of determination, the principal Trading Market, if any, in which the Common Shares are listed or quoted for trading on the date in question;
28.5.1.13.“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;
28.5.1.14.“Series H Preferred Shares” means the Series H Preferred Shares, no par value, of the Company;
28.5.1.15.“Series I Conversion Rate” at any time means the number of Common Shares into which one Series I Preferred Share may be converted, as may be equitably adjusted from time to time pursuant to these Series I Preferred Share Provisions for stock splits, dividends and similar combinations or subdivisions applicable to all Common Shares;
28.5.1.16.“Series I Preferred Holder Approval” means the approval of the Holders of the Series I Preferred Shares given in writing by the Holders of a majority of the outstanding Series I Preferred Shares (or such greater percentage as may be required by applicable law) or by a resolution passed by a majority of the votes cast by the Holders of Series I Preferred Shares who voted in respect of that resolution (or such greater percentage as may be required by applicable law);
28.5.1.17.“Series I Preferred Shares” means the Series I Preferred Shares, no par value, of the Company;
28.5.1.18.“Trading Day” means a day on which the Principal Market is open for business;
28.5.1.19.“Trading Market” means any of the following markets or exchanges: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing);
28.5.1.20.“Transfer Agent” means TMX Equity Transfer, and any successor transfer agent of the Company;
28.5.1.21.“Year 1 Dividend Rate” means 8.00%;
28.5.1.22.“Year 2 Dividend Rate” means 8.00%; and
28.5.1.23.“Year 3 Dividend Rate” means 8.00%.

28.5.2.Dividends. Subject to the rights of the holders of any Series H Preferred Shares, until the thirty-six (36) month anniversary of the Initial Issue Date, the Holders of outstanding Series I Preferred Shares shall be entitled to receive, except to the extent prohibited by applicable law governing distributions to shareholders, dividends payable annually on June 1st of each applicable calendar year (provided, however, that if such date is not a Business Day, the relevant annual dividend shall be payable on the first Business Day following such date) (each date a “Series I Annual Dividend Payment Date”), which dividends shall be paid in Series I Preferred Shares (such shares, the “PIK Shares”), at (i) the Year 1 Dividend Rate for the first twelve (12) months following the Initial Issue Date, (ii) the Year 2 Dividend Rate for the second twelve (12) months following the Initial Issue Date, and (iii) the Year 3 Dividend Rate for the third twelve (12) months following the Initial Issue Date, in each case rounded down to the nearest whole share. For the avoidance of doubt, (a) the number of PIK Shares issuable to each Holder on each Series I Annual Dividend Payment Date shall be calculated based on the number of Series I Preferred Shares held by such Holder on the applicable Series I Annual Dividend Payment Date and (b) the Holders of Series I Preferred Shares shall have no right to receive dividends following the thirty-six (36) month anniversary of the Initial Issue Date.
28.5.3.Cancellation of Shares. Series I Preferred Shares that are redeemed by the Company pursuant to any of the provisions hereof shall be cancelled on and as of the date of such redemption.
28.5.4.Voting Rights. The Holders of Series I Preferred Shares shall be entitled to receive notice of, and to attend (in a non-voting capacity) all meetings of shareholders of the Company, other than a meeting of the Holders of any other class of shares meeting separately as a class (but for certainty, Holders shall be entitled to receive notice of, and to attend (in a non-voting capacity) all meetings of holders of Common Shares. Other than with respect to the matters contained herein which specifically provide the Holders with certain limited voting rights and except as otherwise required by law, the Series I Preferred Shares shall have no voting rights.
28.5.5.Conversion.
28.5.5.1.Conversion and Adjustments.
Upon and subject to the terms and conditions set out in this Article 28.5.5(a), the Holder shall have the right to convert all or any part of its Series I Preferred Shares, other than any PIK Shares, into the number of fully paid and non-assessable Common Shares that is equal to (i) the number of Series I Preferred Shares to be converted, multiplied by (ii) the Series I Conversion Rate in effect on the applicable Conversion Date (as defined below) (the “Conversion Shares”), provided that the Holder may effect such conversion only to the extent permitted by the following schedule:
28.5.5.1.1.on or after the date that is the twelve (12) month anniversary of the Initial Issue Date, up to 33-1/3% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares);
28.5.5.1.2.on or after the date that is the twenty-four (24) month anniversary of the Initial Issue Date, up to an aggregate of 66-2/3% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares); and

28.5.5.1.3.on or after the date that is the thirty-six (36) month anniversary of the Initial Issue Date, up to an aggregate of 100% of the Series I Preferred Shares issued to such Holder on the Initial Issue Date (excluding PIK Shares).
On or after the thirty-six (36) month anniversary of the Initial Issue Date, upon and subject to the terms and conditions set out in this Article 28.5.5(a), the Holder shall have the right to convert all or any part of the PIK Shares into the number of fully paid and non- assessable Common Shares that is equal to the number of PIK Shares to be converted multiplied by the Series I Conversion Rate in effect on the date of conversion. Unless and until adjusted in accordance with these Series I Preferred Share Provisions, the Series I Conversion Rate shall be equal to 1:1, meaning, for the avoidance of doubt, that each Series I Preferred Share shall be convertible into one (1) Common Share, subject to appropriate adjustment from the date hereof in the event of any stock dividend, stock split, consolidation, combination, conversion, exchange, reclassification, substitution or other similar recapitalization with respect to the Common Shares.
Notwithstanding anything to the contrary contained in this Article 28.5.5(a) (including the foregoing conversion schedule and the limitation on conversion of PIK Shares prior to the thirty-six (36) month anniversary of the Initial Issue Date), if Joel Block ceases to be the Chief Executive Officer of the Company as a result of (x) a termination without cause, (y) Mr. Block’s resignation for Good Reason (as defined in his applicable employment agreement with the Company at such time) or (z) Mr. Block’s entry into a mutually agreed upon separation agreement with the Company and/or is not included on the management slate of directors of the Company at any shareholders meeting, then, effective upon such occurrence, the Holder shall have the right to convert, in whole or in part and at any time thereafter, all of its Series I Preferred Shares, including any and all PIK Shares issued (or paid) to the Holder on or prior to such time, into Common Shares at the Series I Conversion Rate in effect on the applicable Conversion Date, in each case upon and subject to the terms and conditions set out in this Article 28.5.5(a).
The Company shall not issue any Common Shares upon conversion of any Series I Preferred Shares or otherwise pursuant to the terms of these Series I Preferred Share Provisions, if the issuance of such Common Shares would exceed the aggregate number of Common Shares which the Company may issue upon conversion of the Series I Preferred Shares without breaching the Company's obligations under the rules and regulations of the Principal Market (the maximum number of Common Shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company obtains the approval of its shareholders as required by the applicable rules and regulations of the Principal Market for issuances of Common Shares in excess of such amount. Until such approval is obtained, no Holder shall be issued in the aggregate, upon conversion of any Series I Preferred Shares, Common Shares in an amount greater than the product of (i) the Exchange Cap as of the Initial Issue Date multiplied by (ii) the quotient of (1) the aggregate number of Series I Preferred Shares issued to such Holder on the Initial Issue Date, divided by (2) the aggregate number of shares of Series I Preferred Shares outstanding as of the Initial Issue Date (with respect to each Holder, the “Exchange Cap Allocation”). In the event that any Holder shall sell or otherwise transfer any of such Holder's Series I Preferred Shares, the transferee shall be allocated a pro rata portion of such Holder's Exchange Cap Allocation with respect to such portion of such Series I Preferred Shares so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee.

Under no circumstance shall the Company be required to settle the Series I Shares in cash. The Company is permitted to settle Series I Preferred Shares in unregistered shares of Common Shares.
28.5.5.2.Avoidance of Fractional Shares
In any case where a fraction of a Common Share would otherwise be issuable on conversion of one or more Series I Preferred Shares, the Company shall adjust such fractional interest by rounding down to the nearest whole share.
28.5.5.3.Reservation of Common Shares
So long as any of the Series I Preferred Shares are outstanding and entitled to the right of conversion herein provided, the Company shall at all times reserve and keep available out of its authorized but unissued Common Shares, solely for the purpose of effecting such conversion, a sufficient number of unissued Common Shares to enable all of the Series I Preferred Shares outstanding to be converted upon the basis and upon the terms and conditions herein provided in this Article 28.5.5.
28.5.5.4.Mechanics of Conversion
28.5.5.4.1.To effect a conversion, a Holder shall deliver to the Company (or, at the Company’s direction, the Transfer Agent) a written notice of conversion in substantially the form attached as Annex A (a “Notice of Conversion”), duly completed and executed, specifying (i) the number of Series I Preferred Shares the Holder elects to convert, (ii) the name(s) in which the Conversion Shares are to be registered, and (iii) delivery instructions, including, if applicable, DWAC instructions.
28.5.5.4.2.A conversion shall be deemed to have been effected (the “Conversion Date”) as of the close of business in New York, New York on the date a properly completed Notice of Conversion is received by the Company (or the Transfer Agent, if applicable).
28.5.5.4.3.As of the Conversion Date, (i) the Series I Preferred Shares converted shall be deemed cancelled and the rights of the Holder with respect to such converted Series I Preferred Shares shall cease, and (ii) the Holder shall be deemed to be the holder of record of the Conversion Shares issuable upon such conversion.
28.5.5.4.4.In the case of any partial conversion, the Company shall cause the Transfer Agent to issue and deliver to the Holder evidence of the number of Series I Preferred Shares remaining outstanding after giving effect to such conversion.
28.5.5.5.Delivery of Conversion Shares
Within three (3) Trading Days following the Conversion Date (the “Share Delivery Date”), the Company shall cause the Transfer Agent to deliver the Conversion Shares to the Holder in accordance with the delivery instructions set forth in the Notice of Conversion (including, if applicable, by DWAC). The Company shall be responsible for all fees of the Transfer Agent associated with such issuance and delivery; provided that the Holder shall be responsible for any transfer taxes that may be payable with respect to any issuance in a name other than the Holder.
28.5.6.Liquidation, Dissolution, Winding-Up, Merger, Sale or Disposition
28.5.6.1.In the event of an ordinary liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs, the Series I Preferred Shares shall entitle each of the Holders thereof to receive an amount per Series I Preferred Share equal to the greater of (i) the Closing Sale Price of the Common Shares on the Trading Day immediately preceding such ordinary liquidation, dissolution or winding-up of the Company and (ii) the amount that such Holder would have been entitled to receive in such ordinary liquidation, dissolution or winding-up of the Company, if such Series I Preferred Share had been converted into Common Shares immediately prior thereto, the whole to be paid before any amount is paid or any assets of the Company are distributed to the holders of Common Shares or any other shares ranking junior to the Series I Preferred Shares on any such ordinary liquidation, dissolution, winding-up or distribution. Upon payment of the amounts so payable to them in the event of an ordinary liquidation, dissolution or winding-up of the Company, the Holders of Series I Preferred Shares and Common Shares shall not be entitled to share in any further distribution of assets of the Company.
28.5.6.2.A deemed liquidation (each a “Deemed Liquidation”) shall be deemed to occur upon any other liquidation, dissolution, or winding up of the Company, other than an ordinary liquidation covered by Article 28.5.6(a) above, in connection with (i) a sale, conveyance, exclusive license or other disposition of all or substantially all of the undertaking, property or assets (including, without limitation, the material intellectual property) of the Company, where the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority interest in any purchasing or acquiring entity following the transaction; (ii) a merger or amalgamation of the Company with or into, or consolidation of the Company with, any other corporation in which the shareholders of the Company immediately prior to the transaction do not collectively own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction; or (iii) the sale, exchange or other disposition of the outstanding Common Shares of the Company or any reorganization or other transaction in which the shareholders of the Company immediately prior to the transaction do not own, directly or indirectly, a majority of the voting power of the surviving corporation following the transaction. In the event of a Deemed Liquidation where the nature of the transaction is such that the consideration (whether in the form of cash, securities or other property) in connection with such Deemed Liquidation would be receivable by the shareholders of the Company, then all distributions and payments in respect of such Deemed Liquidation shall be made to the holders of Series I Preferred Shares and Common Shares on a pro rata basis, treating all outstanding Series I Preferred Shares as if they had been converted into of Common Shares immediately prior to such Deemed Liquidation. The Holders of the Series I Preferred Stock and holders of Common Shares (which, for the avoidance of doubt, constitute all shares of the Company’s capital stock junior to the Series H Preferred Shares as of the date of creation of the Series I Preferred Shares) shall receive at the closing of such Deemed Liquidation such portion of the aggregate consideration (whether in the form of cash, securities or other property) receivable by the shareholders of the Company in connection with such Deemed Liquidation (the “Aggregate Consideration”) on a pro rata basis, treating all outstanding Series I Preferred Shares as if they had been converted into Common Shares immediately prior to such Deemed Liquidation. As a result, Holders of Series I Preferred Shares and holders of Common Shares shall be entitled to the same form of Aggregate Consideration upon the occurrence of a Deemed Liquidation.
28.5.6.3.The Company shall provide the Holders with at least ten (10) Business Days’ prior written notice of the consummation of any Deemed Liquidation.
28.5.7.Additional Restrictions
Except as provided in Article 28.5.6, the Common Shares shall rank junior to the Series I Preferred Shares and shall be subject in all respects to the rights, privileges, restrictions and conditions attaching to the Series I Preferred Shares. The Series H Preferred Shares shall rank senior to the Series I Preferred Shares.
Until the date following the thirty-six (36) month anniversary of the Initial Issue Date, except as specifically contemplated by these Series I Preferred Share Provisions, the Company shall not, without the approval of a majority of Holders (with each such share having one vote):
28.5.7.1.make any return of capital in respect of any shares of the Company ranking as to capital junior to the Series I Preferred Shares, except if a return of capital is made with respect to the Common Shares and the Holders are entitled to participate in such return of capital on a pari passu basis with the holders of Common Shares; provided, that the foregoing shall not restrict the Company from redeeming or otherwise repurchasing common share purchase warrants or any other securities convertible into or exchangeable for Common Shares; and
28.5.7.2.make any return of capital in respect of any shares, ranking as to payment of dividends or return of capital on a parity with the Series I Preferred Shares, except if a return of capital is made with respect to the Common Shares and the Holders are entitled to participate in such return of capital on a pari passu basis with the holders of Common Shares; provided, that the foregoing shall not restrict the Company from redeeming or otherwise repurchasing common share purchase warrants or any other securities convertible into or exchangeable for Common Shares.
28.5.8.Modification. Subject to the provisions of the Act, the rights, privileges, restrictions and conditions attaching to the Series I Preferred Shares may be deleted, varied, modified, amended or amplified with prior Series I Preferred Holder Approval.
28.5.9.Miscellaneous.
28.5.9.1.Notices
Any notice required or permitted to be given to any Holder shall be delivered by courier to such Holder at its address as it appears on the records of the Company or in the event of the address of any such Holder not so appearing, then to the last address of such Holder known to the Company.
28.5.9.2.Gender, etc.
Words importing only the singular number include the plural and vice versa and words importing any gender include all genders.
28.5.9.3.Currency
All monetary amounts referred to herein shall be in lawful money of the United States unless otherwise indicated.
28.5.9.4.Headings
The division of these Series I Preferred Share Provisions into sections, paragraphs or other subdivisions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.
28.5.9.5.Business Day
In the event that any date upon which any action is required to be taken by the Company or any Holder hereunder, is not on a Business Day or during a Business Day, then such action shall be required to be taken on or by the next succeeding day which is a Business Day.

ANNEX A
NOTICE OF CONVERSION
(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES
OF SERIES I PREFERRED STOCK)
The undersigned hereby elects to convert the number of shares of Series I Preferred Shares indicated below into common shares (the “Common Shares”), of [DARKHORSE TECHNOLOGIES INC.], a British Columbia corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If Common Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.
Conversion calculations:
Date to Effect Conversion: _____________________________________________
Number of Series I Preferred Shares owned prior to Conversion: _______________
Number of Series I Preferred Shares to be Converted: ________________________
Number of Common Shares to be Issued: ___________________________
Number of Series I Preferred Shares to be owned subsequent to Conversion: ________________
Address for Delivery: ______________________
or
DWAC Instructions:
Broker no: ___________
Account no: ___________

APPENDIX B
The following is a summary comparison of certain provisions of the BCBCA and the OBCA which pertain to rights of the Company's shareholders. This summary is not intended to be exhaustive and the shareholders should consult their legal advisers regarding all of the implications of the Continuance.
Charter Documents
Under the BCBCA, the charter documents will consist of a notice of articles, which sets forth, among other things, the name of the corporation and the authorized share structure, and indicates if there are any special rights or restrictions attached to the share class(es), and the New Articles, which will set the rules for the Company’s conduct following the Continuance. The continuation application (with a form of the notice of articles) is filed with the British Columbia Registrar of Companies, and the New Articles will be filed only with the Company’s records office.
In connection with the Continuance, it is necessary that the Company adopt notice of articles and New Articles under the BCBCA. Accordingly, as part of the Continuance Proposal, shareholders will also be asked to approve the adoption by the Company of the notice of articles and the New Articles, which comply with the requirements of the BCBCA, in substitution for the existing Articles and by-laws of the Company and any amendments thereto to date. The Continuance to British Columbia and the adoption of the notice of articles and the New Articles will not result in any material changes to the constitution, powers or management of the Company, except as otherwise described herein.
A copy of the New Articles are attached hereto as Appendix A. If the Continuance is approved at the Meeting and subsequently completed, a copy of the New Articles can be obtained on SEDAR+ at www.sedarplus.ca and the notice of articles will be available from the British Columbia Registrar of Companies.
Requisite Approvals
Under the BCBCA, a corporation can establish in its articles the levels for various shareholder approvals, other than those levels that are prescribed by the BCBCA. The percentage of votes required for a special resolution can be specified in the articles of a corporation and may be no less than two-thirds and no more than three-quarters of the votes cast.
The OBCA does not provide flexibility with respect to the level of shareholder approval required for ordinary resolutions and special resolutions. Under the OBCA, an ordinary resolution must be passed by no less than a majority of the votes cast by shareholders entitled to vote with respect to the resolution and a special resolution must be passed by not less than two-thirds of the votes cast by the shareholders entitled to vote with respect to the resolution.
Alteration of Share Structure and Change of Name
Under the BCBCA, if specified in the articles, the Board is provided with the flexibility to approve the alteration of the share structure of the Company to effect, among other things, the creation of classes of shares, a consolidation of its issued shares or an increase or decrease in the authorized share capital of the Company (collectively "Share Structure Alterations"). Under the OBCA, in order to effect Share Structure Alterations, a special resolution of the shareholders of the Company is required.
Similarly, under the BCBCA, the Board of the Company may resolve to change the name of the Company. Under the OBCA, in order to effect a change of name of the Company, a special resolution of the shareholders of the Company is required.
Sale of Undertaking
Under both the BCBCA and OBCA, a corporation may sell, lease or otherwise dispose of all or substantially all of the undertaking of the corporation if it does so in the ordinary course of its business or if it has been authorized to do so by a special resolution.
Under the OBCA, if a sale, lease or exchange of all or substantially all of the property of a corporation would affect a particular class or series of shares in a manner that is different than the shares of another class or series entitled to vote, then such class or series of shares are entitled to a separate class or series vote, regardless of whether or not such shares otherwise carry the right to vote. Under the BCBCA, there is no similar requirement for non-voting shareholders affected by such transaction to approve the disposition of the corporation’s undertaking.

While the shareholder approval thresholds will be the same under the BCBCA and the OBCA, there are differences in the nature of the sale which requires such approval, i.e., a sale of all or substantially all of the “undertaking” under the BCBCA and sale of all or substantially all the “property” under the OBCA.
Rights of Dissent and Appraisal
The BCBCA provides that any shareholder, whether or not the shareholder’s shares carry the right to vote, who dissents to certain actions being taken by a corporation may exercise a right of dissent. If the company intends to act on the authority of the resolution in respect of which the notice of dissent was sent, and sends a notice to the dissenter in the timeframe required by the BCBCA, and if the dissenter wishes to proceed with the dissent, the dissenter must send to the company or its transfer agent for the notice shares, in the timeframe required by the BCBCA, a written statement that the dissenter requires the company to purchase all of the shares held by such shareholder at the fair value of such shares, along with prescribed documents under the BCBCA. The dissent right is applicable in respect of:
•a resolution to alter the articles to alter restrictions on the powers of the company or on the business the company is permitted to carry on;
•a resolution to adopt an amalgamation agreement;
•a resolution to approve an amalgamation into a foreign jurisdiction;
•a resolution to approve an arrangement, the terms of which arrangement permit dissent;
•a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;
•a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;
•any other resolution, if dissent is authorized by the resolution; and
•any court order that permits dissent.
The OBCA contains a similar dissent remedy, subject to certain qualifications and provides that shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require the corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right under the OBCA is applicable in the event that the Company proposes to:
•amend its articles to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
•amend its articles to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
•amalgamate with another corporation;
•be continued under the laws of another jurisdiction; or
•sell, lease or exchange all or substantially all its property.
Oppression Remedies
Under the BCBCA, a shareholder (including a beneficial owner of shares and any other person the court considers appropriate) may apply to the court on the grounds that:
•the affairs of the company are being or have been conducted, or that the powers of the directors are being or have been exercised, in a manner that is oppressive or unfairly prejudicial to one or more of the shareholders, including the applicant; or
•some act of the company has been done or is threatened, or that some resolution of the shareholders or of the shareholders holding shares of a class or series of shares has been passed or is proposed, that is unfairly prejudicial to one or more of the shareholders, including the applicant.
On such an application, the court may make any interim or final order it considers appropriate including an order to direct or prohibit any act proposed by the company.

The OBCA contains rights that are substantially broader than the BCBCA in that they are available to a larger class of complainants. Under the OBCA a registered shareholder, beneficial shareholder, former registered shareholder or beneficial shareholder, director, former director, officer, former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy, and in the case of an offering corporation, the Ontario Securities Commission, may apply to a court for an order to rectify the matters complained of where in respect of a corporation or any of its affiliates: (a) any act or omission of a corporation or its affiliates effects or threatens to effect a result; (b) the business or affairs of a corporation or its affiliates are or have been or are threatened to be carried on or conducted in a manner; or (c) the powers of the directors of the corporation or any of its affiliates are, have been or are threatened to be exercised in a manner, that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director or officer.
Shareholder Derivative Actions
Under the BCBCA, a shareholder or director of a company may, with leave of the court, prosecute or defend a legal proceeding in the name and on behalf of a company to enforce a right, duty or obligation owed to the company that could be enforced by the company itself or to obtain damages for any breach of such a right, duty or obligation.
Similarly, under the OBCA, a complainant, defined under section 245 of the OBCA as including a registered or beneficial shareholder or a current or former director or officer of a company, or any other person who the court considers to be a proper person to make an application under section 246 of the OBCA, may with leave of the court, bring an action in the name and on behalf of the company or any of its subsidiaries or intervene in an action to which any such body corporate is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the company.
Requisition of Meetings
The BCBCA provides that shareholders who, at the date on which the requisition is received by the company, hold in the aggregate not less than 5% of the issued shares of the company that carry the right to vote at general meetings may give notice to the directors requiring them to call and hold a general meeting within four months, subject to certain exceptions. Unless the articles of the company provide otherwise, no business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting.
The OBCA permits the holders of not less than 5% of the issued shares that carry the right to vote at a meeting sought to be held to require the directors to call and hold a meeting of shareholders of a corporation for the purposes stated in the requisition. If the directors do not call a meeting within 21 days on receiving the requisition, any shareholder who signed the requisition may call the meeting.
Place of Meetings
Under the BCBCA, meetings of shareholders may be held in the Province of British Columbia or at a location outside of British Columbia if that location is approved by resolution of the directors or in writing by the British Columbia Registrar of Companies before the meeting is held.
The OBCA provides that meetings of shareholders may be held at a place either inside or outside Ontario, as the directors may determine appropriate, subject to the articles, by-laws and any unanimous shareholders’ agreement of the Company.
Directors
Both the BCBCA and OBCA provide that a public corporation must have a minimum of three directors. Additionally, neither the BCBCA nor the OBCA provide any Canadian or provincial residency requirements for directors.
Under the OBCA, directors may be removed by ordinary resolution whereas under the BCBCA, directors may be removed by a special resolution or, if the articles of a corporation otherwise provide that a director may be removed by a resolution of the shareholders entitled to vote at general meetings passed by less than a special majority or may be removed by some other method, by the resolution or method specified.

Capital Structure
Currently, the Company’s authorized capital consists of an unlimited number of Common Shares and an unlimited number of Preferred Shares, issuable in series, of which an unlimited number are authorized to be designated as Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares, Series G Preferred Shares, Series H Preferred Shares, and Series I Preferred Shares.
If the Continuance Proposal is approved, the Company will adopt a new set of articles under the BCBCA. The Continuance will not result in any material change to the Company’s authorized share capital. The Company’s authorized share capital will continue to consist of an unlimited number of Common Shares and an unlimited number of Preferred Shares, including the outstanding Series H Preferred Shares and Series I Preferred Shares. However, as part of the Continuance, the Company proposes to eliminate the Series A Preferred Shares, Series B Preferred Shares, Series C Preferred Shares, Series D Preferred Shares, Series E Preferred Shares, Series F Preferred Shares and Series G Preferred Shares from its authorized share structure. None of these series of Preferred Shares are currently issued or outstanding and the Company does not currently anticipate issuing any such series in the future.
As an OBCA corporation, the Company’s charter documents consist of the Company's existing Articles and by-laws and any amendments thereto to date. On completion of the Continuance, the Company will cease to be governed by the OBCA and will thereafter be deemed to have been formed under the BCBCA. There are some differences in shareholder rights under the BCBCA and OBCA and under the charter documents proposed to be adopted by the Company upon the Continuance.

APPENDIX C
SECTION 185 OF THE OBCA – DISSENT RIGHTS
Rights of dissenting shareholders
185 (1) Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,
(a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;
(b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;
(c) amalgamate with another corporation under sections 175 and 176;
(d) be continued under the laws of another jurisdiction under section 181;
(d.1) be continued under the Co-operative Corporations Act under section 181.1;
(d.2) be continued under the Not-for-Profit Corporations Act, 2010 under section 181.2; or
(e) sell, lease or exchange all or substantially all its property under subsection 184 (3), a holder of shares of any class or series entitled to vote on the resolution may dissent. R.S.O. 1990, c. B.16, s. 185 (1); 2017, c. 20, Sched. 6, s. 24.
Idem
(2) If a corporation resolves to amend its articles in a manner referred to in subsection 170 (1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,
(a) clause 170 (1) (a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or
(b) subsection 170 (5) or (6). R.S.O. 1990, c. B.16, s. 185 (2).
One class of shares
(2.1) The right to dissent described in subsection (2) applies even if there is only one class of shares. 2006, c. 34, Sched. B, s. 35.
Exception
(3) A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,
(a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or
(b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986. R.S.O. 1990, c. B.16, s. 185 (3).
Shareholder’s right to be paid fair value
(4) In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted. R.S.O. 1990, c. B.16, s. 185 (4).
No partial dissent
(5) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (5).

Objection
(6) A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent. R.S.O. 1990, c. B.16, s. 185 (6).
Idem
(7) The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6). R.S.O. 1990, c. B.16, s. 185 (7).
Notice of adoption of resolution
(8) The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection. R.S.O. 1990, c. B.16, s. 185 (8).
Idem
(9) A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights. R.S.O. 1990, c. B.16, s. 185 (9).
Demand for payment of fair value
(10) A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,
(a) the shareholder’s name and address;
(b) the number and class of shares in respect of which the shareholder dissents; and
(c) a demand for payment of the fair value of such shares. R.S.O. 1990, c. B.16, s. 185 (10).
Certificates to be sent in
(11) Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates, if any, representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent. R.S.O. 1990, c. B.16, s. 185 (11); 2011, c. 1, Sched. 2, s. 1 (9).
Idem
(12) A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section. R.S.O. 1990, c. B.16, s. 185 (12).
Endorsement on certificate
(13) A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (13).
Rights of dissenting shareholder
(14) On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,
(a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);
(b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c) the directors revoke a resolution to amend the articles under subsection 168 (3), terminate an amalgamation agreement under subsection 176 (5) or an application for continuance under subsection 181 (5), or abandon a sale, lease or exchange under subsection 184 (8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10). R.S.O. 1990, c. B.16, s. 185 (14); 2011, c. 1, Sched. 2, s. 1 (10).
Same
(14.1) A dissenting shareholder whose rights are reinstated under subsection (14) is entitled, upon presentation and surrender to the corporation or its transfer agent of any share certificate that has been endorsed in accordance with subsection (13),
(a) to be issued, without payment of any fee, a new certificate representing the same number, class and series of shares as the certificate so surrendered; or
(b) if a resolution is passed by the directors under subsection 54 (2) with respect to that class and series of shares,
(i) to be issued the same number, class and series of uncertificated shares as represented by the certificate so surrendered, and
(ii) to be sent the notice referred to in subsection 54 (3). 2011, c. 1, Sched. 2, s. 1 (11).
Same
(14.2) A dissenting shareholder whose rights are reinstated under subsection (14) and who held uncertificated shares at the time of sending a notice to the corporation under subsection (10) is entitled,
(a) to be issued the same number, class and series of uncertificated shares as those held by the dissenting shareholder at the time of sending the notice under subsection (10); and
(b) to be sent the notice referred to in subsection 54 (3). 2011, c. 1, Sched. 2, s. 1 (11).
Offer to pay
(15) A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,
(a) a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or
(b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185 (15).
Idem
(16) Every offer made under subsection (15) for shares of the same class or series shall be on the same terms. R.S.O. 1990, c. B.16, s. 185 (16).
Idem
(17) Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made. R.S.O. 1990, c. B.16, s. 185 (17).
Application to court to fix fair value
(18) Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder. R.S.O. 1990, c. B.16, s. 185 (18).

Idem
(19) If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow. R.S.O. 1990, c. B.16, s. 185 (19).
Idem
(20) A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19). R.S.O. 1990, c. B.16, s. 185 (20).
Costs
(21) If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders. R.S.O. 1990, c. B.16, s. 185 (21).
Notice to shareholders
(22) Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,
(a) has sent to the corporation the notice referred to in subsection (10); and
(b) has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions. R.S.O. 1990, c. B.16, s. 185 (22).
Parties joined
(23) All dissenting shareholders who satisfy the conditions set out in clauses (22) (a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application. R.S.O. 1990, c. B.16, s. 185 (23).
Idem
(24) Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (24).
Appraisers
(25) The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders. R.S.O. 1990, c. B.16, s. 185 (25).
Final order
(26) The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b). R.S.O. 1990, c. B.16, s. 185 (26).
Interest
(27) The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment. R.S.O. 1990, c. B.16, s. 185 (27).
Where corporation unable to pay
(28) Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185 (28).

Idem
(29) Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,
(a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or
(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders. R.S.O. 1990, c. B.16, s. 185 (29).
Idem
(30) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,
(a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or
(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16, s. 185 (30).
Court order
(31) Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission. 1994, c. 27, s. 71 (24).
Commission may appear
(32) The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71 (24).

Sphere 3D Corp.
(the "**Company**")

Special Meeting
August 24, 2026 at 1:00 p.m. (ET)
https://virtual-meetings.tsxtrust.com/1955
Password: sphere3d2026
(the "**Meeting**")

Proxy Voting – Guidelines and Conditions

1. **THIS PROXY IS SOLICITED BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY.**
2. **THIS PROXY SHOULD BE READ IN CONJUNCTION WITH THE MEETING MATERIALS PRIOR TO VOTING.**
3. **If you appoint the Management Nominees indicated on the reverse to vote on your behalf, they must also vote in accordance with your instructions or, if no instructions are given, in accordance with the Voting Recommendations highlighted for each Resolution on the reverse. If you appoint someone else to vote your securities, they will also vote in accordance with your instructions or, if no instructions are given, as they in their discretion choose.**
4. This proxy confers discretionary authority on the person named to vote in their discretion with respect to amendments or variations to the matters identified in the Notice of the Meeting accompanying the proxy or such other matters which may properly come before the Meeting or any adjournment or postponement thereof.
5. **The securityholder has a right to appoint a person or company to represent the securityholder at the Meeting other than the person or company designated in the form of proxy.** Such right may be exercised by inserting, on the reverse of this form, in the space labeled "Please print appointee name", the name of the person to be appointed, who need not be a securityholder of the Company.
6. To be valid, this proxy must be signed. Please date the proxy. If the proxy is not dated, it is deemed to bear the date of its mailing to the securityholders of the Company.
7. To be valid, this proxy must be filed using one of the ***Voting Methods*** and must be received by *TSX Trust Company* before the ***Filing Deadline for Proxy***, noted on the reverse or in the case of any adjournment or postponement of the Meeting not less than 48 hours (Saturdays, Sundays and holidays excepted) before the time of the adjourned or postponed meeting. Late proxies may be accepted or rejected by the Chair of the Meeting in their discretion, and the Chair is under no obligation to accept or reject any particular late proxy.
8. If the holder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized, and the holder may be required to provide documentation evidencing the signatory's power to sign the proxy.
9. Guidelines for proper execution of the proxy are available at www.stac.ca. Please refer to the Proxy Protocol.

Electronic Delivery
If you are a registered securityholder and wish to enroll for electronic delivery for future issuer communications including meeting related materials, financial statements, DRS, etc., where applicable, you may do so:
1) After you vote online at www.voteproxyonline.com using your control number.
2) Through TSX Trust's online portal, Investor Insite. You may log in or enroll at https://www.tsxtrust.com/investor-login

For details go to www.tsxtrust.com/consent-to-electronic-delivery

VOTING METHOD	
INTERNET	Go to www.voteproxyonline.com and enter the 12 digit control number
FACSIMILE	416-595-9593
MAIL or HAND DELIVERY	TSX Trust Company 301 - 100 Adelaide Street West Toronto, Ontario, M5H 4H1

Investor inSite
TSX Trust Company offers at no cost to holders, the convenience of secure 24-hour access to all data relating to their account including summary of holdings, transaction history, and links to valuable holder forms and Frequently Asked Questions.

To register, please visit: https://www.tsxtrust.com/t/investor-hub/forms/investor-insite-registration and complete the registration form

For assistance, please contact TSX TRUST INVESTOR SERVICES.

Mail: 301 - 100 Adelaide Street West Toronto, ON, M5H 4H1

Tel: 1-866-600-5869

Email: tsxtis@tmx.com

TMX TSX TRUST

FORM OF PROXY ("PROXY")

Sphere 3D Corp.
(the "Company")

Special Meeting
August 24, 2026 at 1:00 p.m. (ET)
https://virtual-meetings.tsxtrust.com/1955
Password: sphere3d2026

CONTROL NUMBER:

SECURITY CLASS: Common Shares **RECORD DATE:** July 8, 2026 **FILING DEADLINE FOR PROXY:** August 21, 2026 at 1:00 p.m. (ET)

APPOINTEES

The undersigned hereby appoints **Timothy Hanley**, whom failing **Joel Block** (the "Management Nominees"), or instead of any of them, the following Appointee

Please print appointee name

as proxyholder on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the Meeting and at any adjournment(s) or postponement(s) thereof, to the same extent and with the same power as if the undersigned were personally present at the said Meeting or such adjournment(s) or postponement(s) thereof in accordance with the voting instructions, if any, provided below.

- SEE VOTING GUIDELINES ON REVERSE -

RESOLUTIONS - VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT ABOVE THE BOXES

This proxy revokes and supersedes all earlier dated proxies and **MUST BE SIGNED**

PLEASE PRINT NAME

Signature of registered owner(s) *Date (MM/DD/YYYY)*